UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MACROGENICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MacroGenics, Inc.
9704 Medical Center Drive
Rockville, Maryland 20850
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2025
To the Stockholders of MacroGenics, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of MacroGenics, Inc., a Delaware corporation, will be held on May 21, 2025, at 9:00 a.m. Eastern time. The Annual Meeting will be held in a virtual meeting format only via the Internet, with no physical in-person meeting, for the following purposes:
1.To elect four Class III directors listed in the attached proxy materials to hold office until the 2028 Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal;
2.To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;
3.To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the attached proxy statement;
4.To approve an amendment to the MacroGenics, Inc. 2023 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,250,000 shares; and
5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice.
Only stockholders who owned our common stock at the close of business on March 24, 2025 (the "Record Date"), can vote at the Annual Meeting or any adjournment or postponement thereof.
Our Board of Directors unanimously recommends that you vote FOR the election of the director nominees, and FOR Proposal Nos. 2, 3 and 4.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by Internet, by telephone or by completing, signing and dating the accompanying proxy card and returning it as soon as possible. If you have received and are using an enclosed return envelope, no postage need be affixed if it is mailed in the United States. If you receive more than one notice or more than one proxy card because your shares are registered in different names or addresses, you should vote each set of shares separately to ensure that all of your shares will be voted.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 21, 2025: Our proxy materials and annual report on Form 10-K are available at www.proxydocs.com/MGNX.

By Order of the Board of Directors

James Karrels
Corporate Secretary
Rockville, Maryland
April 11, 2025

TABLE OF CONTENTS

Information About the Proxy Process and Voting
Proposal No. 1. Election of Directors
Director Compensation
Proposal No. 2. Ratification of Selection of Independent Registered Public Accounting Firm
Audit Committee Report
Proposal No. 3. Advisory Vote on Executive Compensation
Proposal No. 4. Approval of the Amendment to the MacroGenics, Inc. 2023 Equity Incentive Plan
Corporate Governance
Certain Relationships and Related Party Transactions
Executive Officers
Executive Compensation Information
Item 402(v) Pay vs Performance
Information About Equity Compensation Plans
Security Ownership of Certain Beneficial Owners and Management
Householding of Proxy Materials
Where You Can Find More Information
Appendix A: MacroGenics, Inc. 2023 Equity Incentive Plan, As Amended

MacroGenics, Inc.
9704 Medical Center Drive
Rockville, Maryland 20850
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MAY 21, 2025
We have made available to you this proxy statement and the accompanying proxy card because the Board of Directors (the “Board”) of MacroGenics, Inc. (referred to herein as the “Company”, “MacroGenics”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held by means of a virtual format on Wednesday, May 21, 2025, at 9:00 a.m. Eastern time.
Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 24, 2025 (the “Record Date”), may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person. In order to attend the Annual Meeting, you must register at www.proxydocs.com/MGNX. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability (the “Notice”). If, on the Record Date, you are a beneficial owner of shares held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
•    This proxy statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•    The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and by email. All costs of the solicitation of proxies will be borne by us. We have also retained Alliance Advisors LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $30,000 plus the reimbursement of out-of-pocket expenses incurred by it on our behalf. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
We are pleased to take advantage of Securities and Exchange Commission (the “SEC”) rules that allow us to furnish our proxy materials, including our Annual Report on Form 10-K for the year ended December 31, 2024 (the "Annual Report on Form 10-K") and this proxy statement (collectively, the “Proxy Materials”), over the Internet. As a result, we are mailing to most of our stockholders the Notice instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access the Proxy Materials over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This proxy statement and the Annual Report on Form 10-K is also available in the “Financials & Filings” section of our website at http://ir.macrogenics.com/financial-information. The references to any of our web addresses in this proxy statement are inactive textual references only and do not constitute incorporation by reference of the information contained at or available through these web addresses.
The Notice and the Proxy Materials are first being made available to stockholders on or about April 11, 2025.
The only voting securities of MacroGenics are shares of our common stock, of which there were 63,090,323 shares outstanding as of the Record Date. We need the holders of a majority in voting power of these shares of common stock to be present or represented by proxy at the Annual Meeting to have a quorum and conduct business at the Annual Meeting.
If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:
Alliance Advisors, LLC
150 Clove Road; Suite 400
Little Falls, NJ 07424
(888) 218-3898

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
You are receiving the notice of Annual Meeting and related Proxy Materials from us because you owned shares of our common stock as of the Record Date for the Annual Meeting. The Board has made these materials available to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting.
This proxy statement describes matters on which you may vote and provides you with other important information so that you can make informed decisions about such matters. You are requested to vote on the proposals described in this proxy statement and are invited to attend the Annual Meeting.
We intend to make our 2024 Annual Report, this proxy statement and the accompanying proxy card available on or about April 11, 2025 to all stockholders of record entitled to vote at the Annual Meeting. Beneficial owners will receive notice and electronic access to these materials, and may request physical copies from their respective brokers, custodians or fiduciaries who are holding the shares on their behalf.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 63,090,323 shares of our common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted. To facilitate timely receipt of your proxy, we encourage you to vote by telephone or Internet promptly by following the instructions on the enclosed proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these Proxy Materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. If you are the beneficial owner of shares held in street name, you will receive instructions from the brokerage firm, bank, dealer or other similar organization that must be followed for that organization to vote your shares per your instructions. Beneficial holders may be required to obtain a legal proxy in order to vote during the meeting.
What are the voting requirements to elect directors and approve the other proposals described in the proxy statement?
The vote required to elect directors and approve each of the matters scheduled for a vote at the Annual Meeting is set forth below:

Proposal	Vote Required	Board Recommendation
1. Election of Class III directors	Plurality of votes cast	FOR
2. Ratification of appointment of Ernst & Young LLP	Majority of votes cast	FOR
3. Advisory vote to approve compensation of named executive officers as disclosed in this proxy statement	Majority of votes cast	FOR
4. Approval of the amendment to the 2023 Equity Incentive Plan	Majority of votes cast	FOR

Shares voted “Abstain” or “Withhold” will be counted for the purposes of determining whether a quorum has been reached, but will have no effect on the approval of matters considered at the Annual Meeting. Votes may be cast by proxy or at the Annual Meeting. A “plurality” of the votes cast at the meeting for the election of directors means that the nominees who receive the most votes, even if less than a majority, will be the nominees elected by stockholders. A majority of votes cast means that the shares voted in favor of a proposal exceed the shares voted against a proposal.

Who can attend the Annual Meeting?
Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on the Record Date may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person. In order to attend the Annual Meeting, you must register at www.proxydocs.com/MGNX. Upon completing your registration, you will receive further instructions via email from Mediant Communications, Inc. (“Mediant”), including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice. If, on the Record Date, you are a beneficial owner of shares held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process. Requests for registration must be received no later than 11:59 p.m., Eastern time, on May 19, 2025.
For the Annual Meeting, how do I ask questions of management and the Board?
Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
How can I vote at the Annual Meeting?
If you were a stockholder of record as of the Record Date, or you hold a legal proxy provided by your brokerage firm, bank, dealer or other similar organization for the Annual Meeting, you may vote by attending the meeting. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card. See “Who Can Attend the Annual Meeting” above.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting. For information on how to vote prior to the Annual Meeting, see “How can I vote my shares without attending the Annual Meeting?”
How can I vote my shares without attending the Annual Meeting?
Even if you plan to attend the Annual Meeting, we recommend that you vote before the Annual Meeting, as described below, so that your vote will be counted if you later decide not to attend the Annual Meeting. Voting by Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. Submitting a proxy by Internet, telephone or mail prior to the Annual Meeting will not affect your right to attend the Annual Meeting and vote.
If you hold shares in your own name as a stockholder of record, regardless of whether you received your Annual Meeting materials through the mail or via the Internet, you may vote before the Annual Meeting:
•    By Internet. If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card. If you vote by Internet, you do not need to mail in a proxy card.
•    By Telephone. If you received a printed copy of the Proxy Materials, follow the instructions on the proxy card. If you vote by telephone, you do not need to mail in a proxy card.
•    By Mail. If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
If you vote by Internet or by telephone, please do not mail in your proxy card (unless you intend for it to revoke your prior Internet or telephone vote). Your Internet or telephone vote will authorize the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.
If you hold shares in street name, please refer to the information provided by the institution that holds your shares regarding how to provide them with voting instructions. If you beneficially hold your shares in street name and you do not submit specific voting instructions to your broker, your broker may generally vote your shares in its discretion on matters designated as “routine” under rules applicable to broker-dealers. However, a broker cannot vote shares held in street name on matters designated by these rules as “non-

routine,” unless the broker receives specific voting instructions from the beneficial holder. See “What are ‘broker non-votes’?” and “Which ballot measures are considered ‘routine’ and ‘non-routine’?” below for additional information.
Who counts the votes?
Mediant has been engaged as our independent agent to tabulate stockholder votes as the Inspector of Elections. If you are a stockholder of record, your executed proxy card should be returned directly to Mediant for tabulation. As noted above, if you hold your shares through a broker, your broker will return one proxy card to Mediant on behalf of all its clients.
How are votes counted?
Votes will be counted by Mediant, who will separately count (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes, (b) for Proposal No. 2 to ratify the selection of our auditor, votes “For” and “Against,” as well as abstentions, (c) for Proposal No. 3 on the compensation of our named executive officers, “For” and “Against,” as well as abstentions and broker non-votes and (d) for Proposal No. 4 to approve the amendment to the 2023 Equity Incentive Plan, votes “For” and “Against,” as well as abstentions and broker non-votes. If your shares are held in street name, you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct the institution that holds your shares to vote your shares. If you do not give instructions to the institution that holds your shares, the institution that holds your shares can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See “What are ‘broker non-votes’?” and “Which ballot measures are considered ‘routine’ and ‘non-routine’?” for more information.
How are director nominee withhold votes treated?
Director nominees are elected by a plurality of the votes cast at the Annual Meeting. The nominees receiving the highest number of votes “For” will be elected. Votes may be cast “For” or may be “Withheld” with respect to any or all of the director nominees. For purposes of the election of directors, votes that are “Withheld” and broker non-votes (described below) will be counted as “present” for purposes of establishing a quorum but will not be counted as votes cast and will have no effect on the result of the vote.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” and “non-routine”?
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal No. 2. The election of directors (Proposal No. 1), the advisory vote approving compensation of the named executive officers (Proposal No. 3) and the approval of the amendment to the 2023 Equity Incentive Plan (Proposal No. 4) are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions from the beneficial owners on non-routine matters, and therefore we expect there may be broker non-votes on Proposals No. 1, 3 and 4.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Our by-laws provide that a quorum will exist if stockholders holding a majority of the shares of common stock issued and outstanding and entitled to vote are present at the meeting or by proxy. Abstentions, withheld votes, and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. If a quorum is not present, the Annual Meeting may be adjourned or postponed until a quorum is obtained.

What if I return a proxy card but do not make specific choices?
If we receive a signed and dated proxy card or receive your instructions by Internet or by telephone and your instructions do not specify how your shares are to be voted, your shares will be voted “For” the election of each of the four nominees for director, “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025, “For” the non-binding advisory approval of the compensation of the named executive officers and “For” the approval of the amendment to the 2023 Equity Incentive Plan.
Will a list of record stockholders as of the Record Date be available?
For the ten days ending the day prior to the Annual Meeting, the list will be available at our corporate headquarters, 9704 Medical Center Drive, Rockville, MD 20850, for examination by any stockholder of record for a legally valid purpose during regular business hours.
What if other matters not on the proxy card are brought before the Annual Meeting for action by the stockholders?
As of the date of this proxy statement, our Board does not intend to present any matters other than those described in this proxy statement at the Annual Meeting and is not aware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed Proxy Materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have also retained Alliance Advisors LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $30,000 plus the reimbursement of out-of-pocket expenses incurred by it on our behalf. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials to beneficial owners.
What does it mean if I receive more than one notice or more than one set of materials?
It means that you have more than one account for your MacroGenics shares. Please vote by Internet or telephone using each of the identification numbers marked on each notice of Annual Meeting, or complete and submit all proxies by mail to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•    You may submit another properly completed proxy with a later date by Internet, telephone or mail.
•    You may send a written notice that you are revoking your proxy to our Corporate Secretary at 9704 Medical Center Drive, Rockville, Maryland 20850.
•    You may attend the Annual Meeting and vote. Please note, however, that simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by such nominee.
When are stockholder proposals or director nominations due for next year’s Annual Meeting of Stockholders?
To be considered for inclusion in the proxy materials for the 2026 Annual Meeting (the “2026 Annual Meeting”), your stockholder proposals must be submitted in writing by December 12, 2025, to our Corporate Secretary at 9704 Medical Center Drive, Rockville, Maryland 20850. However, if the date of the 2026 Annual Meeting is more than 30 days from May 21, 2026, the deadline is a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting. In addition, if you wish to present any other business at the 2026 Annual Meeting or to nominate a director pursuant to our by-laws, you must provide written notice to the Company not less than 90 days and no more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting (February 20, 2026 and January 21, 2026, respectively); provided, that if the date of the 2026 Annual Meeting is more than 20 days before or more than 60 days after the first anniversary of this year’s Annual Meeting, you must give notice not earlier than the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (a) the 90th day prior to the 2026

Annual Meeting and (b) the tenth day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of the 2026 Annual Meeting was made, whichever first occurs. You are also advised to review our by-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the Company pursuant to the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results become available.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Background
Our Board is divided into three classes. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board, and each class has a three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) will be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the term of the class of directors in which the vacancy occurred, subject to the election and qualification of such director’s successor, or until such director’s earlier death, resignation or removal.
At the Annual Meeting, stockholders will have an opportunity to vote for the re-election of Karen Ferrante, M.D., William Heiden, Edward Hurwitz, and Meenu Chhabra Karson to serve as Class III directors. Each director nominee to be elected will hold office from the date of their election by the stockholders until the 2028 Annual Meeting of Stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Board Recommendation
The Board unanimously recommends a vote “FOR” the election of each of the Class III director nominees.
DIRECTORS AND NOMINEES
This section provides information as of the date of this proxy statement about each Class III director nominee as well as those directors whose terms continue after the Annual Meeting. The information includes age, all positions and offices held with us, length of service as a director, principal occupation and employment for the past five years and the names of other publicly held companies of which s/he has served as a director during the past five years. For information about the number of shares of common stock beneficially owned by our directors as of March 24, 2025, please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 51.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. Each of Karen Ferrante, M.D., William Heiden, Edward Hurwitz, and Meenu Chhabra Karson has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the Annual Meeting.
Class III Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders
Karen Ferrante, M.D., age 67
Dr. Ferrante has served as a director since January 2017. Dr. Ferrante, a hematologist-oncologist, most recently served as Chief Medical Officer and Head of Research and Development at Tokai Pharmaceuticals and brings over 25 years of oncology drug development experience to the Board. Prior to Tokai, Dr. Ferrante held several senior level positions at Millennium Pharmaceuticals Inc. and parent company Takeda Pharmaceuticals, including Oncology Therapeutic Area Head, Takeda Cambridge Site Head and Chief Medical Officer. Dr. Ferrante previously held positions of increasing responsibility at Pfizer Global Research and Development and Bristol-Myers Squibb. Dr. Ferrante holds an M.D. from Georgetown University and completed her internship and residency in internal medicine at New England Deaconess Hospital (now part of Beth Israel Deaconess Medical Center) followed by a fellowship in hematology and oncology. She currently serves as a member of the board of Cogent Biosciences (formerly Unum Therapeutics), a publicly traded biopharmaceutical company. She previously served on the board of Hutch-Med (formerly Chi-Med) a publicly traded biopharmaceutical company and Progenics Pharmaceuticals, Inc. and Baxalta Inc., previously publicly traded biopharmaceutical companies. She also served on the scientific advisory board of Kazia Therapeutics (2016-2022) and the Trillium Therapeutics' scientific advisory board until its acquisition by Pfizer in 2021. Based on Dr. Ferrante’s depth of experience in the biotechnology industry, ranging from executive officer to director roles, the Board believes Dr. Ferrante has the appropriate set of skills to serve as a member of our Board.
William Heiden, age 65
Mr. Heiden has served as chair of our Board of Directors since May 2022. Mr. Heiden brings over 35 years of experience in the biotechnology and pharmaceutical industry to the MacroGenics Board of Directors. Mr. Heiden most recently served as President, Chief Executive Officer and board member of AMAG Pharmaceuticals building a diverse portfolio of commercial and development-

stage products from May 2012 to January 2020. Prior to joining AMAG, he served as President and Chief Executive Officer of Genzyme Transgenics Company (GTC), from June 2010 to May 2012, which was acquired by LFB, S.A. Prior to joining GTC, Mr. Heiden was President, Chief Executive Officer and board member of venture-backed Elixir Pharmaceuticals from 2004 to 2008. Prior to joining Elixir, Mr. Heiden served as President and Chief Operating Officer of Praecis Pharmaceuticals from 2002 to 2004, which was acquired by GSK. From 1987 to 2002, Mr. Heiden progressed through various positions of increasing responsibility at Schering-Plough Corporation (now Merck & Co.), including managing a number of businesses in the United States, Europe and Canada. Mr. Heiden also serves on the Board of Directors of Atara Biotherapeutics, Inc., a publicly held company. He also serves on the boards of privately held companies Third Pole Therapeutics, CoreA Therapeutics He also serves on the board of Boston Collegiate Charter School, a non-profit organization. Heiden holds an M.B.A. from Cornell University’s Johnson Graduate School of Management, a Master’s in International Management from the University of Louvain (Belgium) and a B.A. degree in finance from the University of Florida. The Board believes that Mr. Heiden’s 30 plus years of pharmaceutical industry experience leading organizations in both large pharmaceutical and emerging biotechnology companies, significant commercial expertise, and strong deal making experience qualify him to serve as a member of our Board.
Edward Hurwitz, age 61
Mr. Hurwitz has served as a director since October 2004. From 2017 to 2023 Mr. Hurwitz was a Managing Director of MPM Capital, a life sciences venture capital firm. Prior to joining MPM Capital, Mr. Hurwitz was the founding Managing Director of Precision Bioventures, LLC, a consulting and investment advisory firm. He was a director of Alta BioPharma III, L.P., and Alta Partners VIII, L.P., funds affiliated with Alta Partners, a venture capital firm, from 2002 through December 2014. Mr. Hurwitz also serves as a director of Dyne Therapeutics, a publicly held company. Mr. Hurwitz also served on the Board of Directors of Applied Genetic Technologies Corporation until its acquisition in 2022. Mr. Hurwitz received J.D. and M.B.A degrees from the University of California at Berkeley in 1990 and a B.A. in molecular biology from Cornell University in 1985. The Board believes that Mr. Hurwitz’s financial and scientific expertise, as well as his deep understanding of the biotechnology industry, makes him an important asset to our Board as it assesses both financial and strategic decisions.
Meenu Chhabra Karson, age 52
Ms. Chhabra Karson has served as a director since January 2023. Ms. Chhabra Karson is currently the CEO of Evercrisp Biosciences, a privately held biotechnology company, a role she has held since September 2024. Ms. Chhabra Karson has served as Executive Chair of the board of directors of Samsara Therapeutics since July 2023 and previously served as chair of the board of directors of Apexigen from July 2022 until Apexigen’s acquisition by Pyxis Oncology in August 2023. She previously served as President and Chief Executive Officer of Proteostasis Therapeutics from May 2014 until December 2020, and has served as a director on a number of private biotech boards since January 2021. From 2007 to 2014, Ms. Chhabra Karson was President and Chief Executive Officer at Allozyne, Inc. Prior to her time at Allozyne, she served as the Chief Business Officer at BioXell SpA and has also held roles of increasing responsibility at Novartis, Warner-Lambert Company, LLC, and Bristol-Myers Squibb. Ms. Chhabra Karson obtained her M.B.A. from York University and her B.Sc. from the University of Toronto. The Board believes that Ms. Chhabra Karson’s more than 20 years of operational leadership in biopharmaceutical companies and financial expertise qualify her to serve as a member of our Board.
Class I Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders
Federica O’Brien, age 67
Ms. O’Brien has served as a director since February 2021. Ms. O'Brien is President of CFO'Brien Consulting, LLC which she founded in 2018, providing strategic and operational consulting, and flex time chief financial officer services primarily for biotech companies. She most recently served as Chief Financial Officer of Complexa Inc. from 2015 to 2017. Previously, Ms. O'Brien served as Chief Financial Officer of Cerecor Inc. from 2013 to 2015, and as Chief Financial Officer and Chief Operating Officer of Cervilenz, Inc. from 2011 to 2013. Ms. O'Brien was also Chief Financial Officer at Cardiokine Inc., a private biotech, and a Controller at Barrier Therapeutics, Inc., and Chief Financial Officer at Infonautics, Inc., both publicly held companies. Ms. O’Brien currently serves on the Board of Directors of TELA Bio, Inc. where she also chairs the Audit Committee. She began her career at public accounting firms, most recently as an Audit Manager for Coopers & Lybrand. Ms. O’Brien received her B.A. in Accounting from Rutgers University and is a Certified Public Accountant-Inactive, retired after thirty-eight years. The Board believes that Ms. O’Brien’s over 25 years of financial and operational leadership in biopharmaceutical, medical device, and technology companies and strong financial expertise qualify her to serve as a member of our Board.

Jay Siegel, M.D., age 72
Dr. Siegel has served as a director since November 2017. He most recently served as Chief Biotechnology Officer and Head of Scientific Strategy and Policy at Johnson & Johnson, which he joined in 2003, and on the Executive Committees and Boards of BIO and the Alliance for Regenerative Medicine and previously at Johnson & Johnson as Company Group President for Biotechnology, Immunology, and Oncology. Prior to joining Johnson & Johnson, Dr. Siegel had a distinguished 20-year career at the Food and Drug Administration ("FDA") in positions of increasing responsibility, including directing the office responsible for reviewing and approving therapeutic biologics. Dr. Siegel currently is a member of the National Academies' Forum on Regenerative Medicine. He received a B.S. in Biology from the California Institute of Technology and an M.D. from Stanford University. He trained in internal medicine at the University of California, San Francisco, and in infectious diseases and immunology at Stanford University. The Board believes that Dr. Siegel’s medical training and more than 35 years of experience in biotechnology qualify him to serve as a member of our Board.
Class II Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders
Scott Jackson, age 60
Mr. Jackson has served as a director since January 2017. Mr. Jackson served as Chief Executive Officer and as a member of the Board of Directors of Celator Pharmaceuticals, Inc. from April 2008 until July 2016, when the company was acquired by Jazz Pharmaceuticals plc. Mr. Jackson has more than 30 years of experience in the pharmaceutical and biotechnology industry and has held positions of increasing responsibility in sales, marketing and commercial development at Eli Lilly and Company, SmithKline Beecham, ImClone Systems Inc., Centocor Inc., a division of Johnson & Johnson, Eximias Pharmaceutical and YM BioSciences. Mr. Jackson serves as a director of Spero Therapeutics, Inc., and Mural Oncology plc; all publicly held companies. Mr. Jackson serves on the audit committees of Spero Therapeutics, Inc., and Mural Oncology plc. Mr. Jackson served as a director of GlycoMimetics, Inc. until February 2025. Mr. Jackson also serves on the Board of Directors of Philabundance, a non-profit organization addressing food insecurity in the Philadelphia region. He holds a B.S. in pharmacy from the Philadelphia College of Pharmacy and Science and an M.B.A. from the University of Notre Dame. Based on Mr. Jackson’s depth of experience in the pharmaceutical and biotechnology industries ranging from executive officer to director roles and experience with commercial development, the Board believes Mr. Jackson has the appropriate set of skills to serve as a member of our Board.
Margaret A. Liu, M.D., age 68
Dr. Liu has served as a director since January 2023. Dr. Liu has served as the Chief Executive Officer of PAX Therapeutics since 2020. She is an Adjunct Full Professor at the University of California, San Francisco and Hedersdoktor with scientific affiliation in the Department of Medicine at the Karolinska Institutet. Dr. Liu widely consults for companies and NGOs such as WHO as an individual and through her activities as Principal of ProTherImmune LLC and previously held positions of increasing responsibility at Merck & Co. and Chiron Corporation. She is a Board Member of the International Society for Vaccines (and President Emerita) as well as a Director of Ipsen, where she chairs the Ethics, Governance, and Corporate Social Responsibility Committee and is a member of the Innovation and Development Committee. She served on the boards of Transgene, Sangamo Biosciences, Adjuvance Technologies and the International Vaccine Institute (established by the United Nations), and was Senior Advisor in Vaccinology at the Bill & Melinda Gates Foundation. Dr. Liu obtained an M.D. from Harvard Medical School and a B.A. in Chemistry from Colorado College. She completed an Internship and Residency in Internal Medicine and a Fellowship in Endocrinology, all at Massachusetts General Hospital/Harvard Medical School and was an Instructor in Medicine at Harvard University. She also was a Visiting Scientist at MIT where she pioneered bispecific antibodies and an Adjunct Assistant Professor of Medicine at the University of Pennsylvania and a member of the NIH NIAID Advisory Council. The Board believes that Dr. Liu’s medical training and more than 30 years of experience in biotechnology and pharmaceuticals qualify her to serve as a member of our Board.
David Stump, M.D., age 75
Dr. Stump has served as a director since September 2013. Dr. Stump was most recently Executive Vice President, Research and Development at Human Genome Sciences, Inc., where he was employed from November 1999 until his retirement in December 2012. Dr. Stump also serves as a director of REGENXBIO, Inc., which is a publicly held company. He was previously a director of Dendreon Corporation, Portola Pharmaceuticals, Inc. and Sunesis Pharmaceuticals, Inc., all publicly held companies. He also serves on the board of trustees of Earlham College. He holds an A.B. from Earlham College and an M.D. from Indiana University and completed his residency and fellowship training in internal medicine, hematology, oncology, and biochemistry at the University of Iowa. The Board believes that Dr. Stump’s medical training and 23 years of experience in research and development and operations in the biotechnology industry, as well as his public company board service, qualify him to serve as a member of our Board.

Additional Class I Director

Scott Koenig, M.D., Ph.D., age 72

Dr. Koenig has been our President, Chief Executive Officer and a director since September 2001 and was one of our co-founders. Prior to joining MacroGenics, Dr. Koenig served as Senior Vice President of Research at MedImmune, Inc., where he participated in the selection and maturation of its product pipeline. From 1984 to 1990, he worked in the Laboratory of Immunoregulation at the National Institute of Allergy and Infectious Diseases at the National Institutes of Health, where he investigated the immune response to retroviruses and studied the pathogenesis of AIDS. Dr. Koenig currently serves as a member of the Board of Directors of GlycoMimetics, Inc., and previously served as Chairman of the Board of Directors of Applied Genetic Technologies Corporation until its acquisition in 2022, both publicly held companies. Additionally, Dr. Koenig serves on the Board of Directors of the International Biomedical Research Alliance and the Biotechnology Innovation Organization ("BIO"). Dr. Koenig received his A.B. and Ph.D. from Cornell University and his M.D. from the University of Texas Health Science Center in Houston. We believe that Dr. Koenig’s detailed knowledge of our company and his over 30 years in research and the biotechnology industry provide a valuable contribution to our Board.

In October 2024, Dr. Koenig and MacroGenics entered into a separation and consulting agreement, dated October 25, 2024 (the “Separation Agreement”), which provides for the terms of Dr. Koenig’s separation from employment and resignation from the Board, which was to be effective upon a Separation Date no later than February 28, 2025. On February 25, 2025, MacroGenics announced an Amendment to the Separation Agreement, which, among other terms, extends the Separation Date to a date to be determined by the Board upon fourteen days’ notice to Dr. Koenig. In accordance with the Separation Agreement, as amended, Dr. Koenig's service as a Class I director continues until such Separation Date, provided that the Separation Agreement permits Dr. Koenig to revoke his resignation from the Board of Directors upon the request of the incoming Chief Executive Officer of the Company. MacroGenics will provide further updates when available with respect to the Board’s search for a new Chief Executive Officer, and Dr. Koenig’s Separation Date, in a Current Report on Form 8-K.

DIRECTOR COMPENSATION
We have adopted a director compensation program for our non-employee directors, which was most recently amended in February 2025 and will become effective in May 2025. Our directors who are employees are compensated for their service as employees and do not receive any additional compensation for their service on our Board. Pursuant to the director compensation program, our non-employee directors received an annual retainer of $45,000, to be pro-rated if he or she is serving as a director for less than the full year. If our chair is a non-employee director, the chair receives an additional annual retainer of $35,000. In addition, all non-employee directors are eligible to receive the following committee fees:

Committee	Member Annual Retainer ($)	Chair Additional Annual Retainer ($)
Audit Committee	10,000	20,000
Human Capital Management Committee	7,500	15,000
Nominating and Corporate Governance Committee	5,000	10,000
Science and Technology Committee	10,000	20,000

All of these annual fees are paid in quarterly installments in, at each director’s election, either cash or stock options based on the Black-Scholes value of the dollar amount of the retainer as of the date of grant. Directors are also reimbursed for their reasonable expenses incurred in connection with attendance at Board and committee meetings. Other than the annual retainers and committee fees paid pursuant to our director compensation program described above, non-employee directors are not entitled to receive any cash fees in connection with their service on our Board. Director compensation is reviewed regularly, generally on an annual basis, by the Human Capital Management Committee of our Board (the “Human Capital Management Committee”). In setting director compensation, including any modifications to the director compensation program, the Human Capital Management Committee considers several factors including the Company’s size and stage of development and market data of the Company’s peer group, as described below under "Executive Compensation Information" of this proxy statement. The Human Capital Management Committee also considers recommendations from its independent compensation consultant in making these determinations.
In addition, non-employee directors are entitled to receive an option to purchase shares of our common stock (the “Initial Option”) and a grant of restricted stock units (the "Initial RSU Grant") upon initial election or appointment to the Board. Non-employee directors are also entitled to receive an option to purchase shares of our common stock annually thereafter (the “Annual Option”) as well as an annual restricted stock unit grant (the "Annual RSU Grant"). As of May 2024, the number of shares of common stock available for the Initial Option and Annual Option were 33,000 and 16,500 shares, respectively, and the number of restricted stock units for the Initial RSU Grant and the Annual RSU Grant were 13,000 and 6,500, respectively. Effective May 2025, the number of shares of common stock available for the Initial Option and Annual Option will be 44,000 and 22,000 shares, respectively, and the number of restricted stock units for the Initial RSU Grant and the Annual RSU Grant will be 7,500 and 3,750, respectively.
Options granted to non-employee directors have a per share exercise price equal to the per share fair market value of our common stock as of the date of grant. Such grants vest with respect to the Initial Option as to 1/36th of the shares of our common stock underlying such option monthly, and with respect to the Annual Option as to 1/12th of the shares of our common stock underlying such option monthly, beginning on the first monthly anniversary of the applicable grant date, subject to the director’s continued service on our Board through each vesting date. The Initial Option is granted on the date the director first joins the Board and the Annual Option is granted on the date of the first Board meeting held after each Annual Meeting of stockholders.
Restricted stock units ("RSUs") granted to non-employee directors vest with respect to the Initial RSU Grant on an annual basis equally over three years, and the Annual RSU Grants vest after one year or the day prior to the next annual meeting, if earlier. Vesting for both the Initial RSU Grant and the Annual RSU Grant are subject to the director’s continued service on our Board through each vesting date. The Initial RSU Grant is granted upon initial election or appointment to the Board and the Annual RSU Grant is granted on the date of the first Board meeting held after each Annual Meeting of stockholders.

The following table sets forth information concerning the compensation earned by our non-employee directors during the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Karen Ferrante, M.D.	57,500	27,690	60,443	145,633
William Heiden (3)	216,583	27,690	60,443	304,716
Edward Hurwitz	57,500	27,690	60,443	145,633
Scott Jackson	63,438	27,690	60,443	151,571
Meenu Chhabra Karson (4)	—	27,690	122,999	150,689
Margaret Liu, M.D.	56,875	27,690	60,443	145,008
Federica O'Brien	82,500	27,690	60,443	170,633
Jay Siegel, M.D.	56,250	27,690	60,443	144,383
David Stump, M.D.	67,500	27,690	60,443	155,633
(1)Amount reflects the grant date fair value of stock-settled RSU awards made during 2024 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation ("ASC 718"), as applied by analogy for non-employees. On May 21, 2024, each non-employee director was awarded 6,500 RSUs, with a grant date fair market value of $4.26 per share based on the closing price of our common stock on the award date.
(2)Amount reflects the aggregate grant date fair value of options granted during 2024 computed in accordance with ASC 718, The assumptions used in the valuation of these awards are set forth in Note 9 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)In June 2024, the Board directed Mr. Heiden to undertake certain additional responsibilities on behalf of the Board on an interim basis through September 2024. Mr. Heiden received an additional monthly retainer of $29,000 for such responsibilities, which is reflected in this table. The Board affirmatively determined that the performance of such responsibilities did not impact its assessment of Mr. Heiden’s independence under our Corporate Governance Guidelines or Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Exchange.
(4)Ms. Karson elected to receive her 2024 fees in stock options in lieu of cash. Ms. Karson received 17,077 stock options with an aggregate grant date fair value of $62,500.
As of December 31, 2024, each of our non-employee directors held the following outstanding equity awards:

Name	Unvested Stock Awards (#)	Shares Subject to Outstanding Options (#)
Karen Ferrante, M.D.	6,500	158,756
William Heiden	6,500	71,500
Edward Hurwitz	6,500	130,500
Scott Jackson	6,500	133,500
Meenu Chhabra Karson	6,500	103,754
Margaret Liu, M.D.	6,500	71,500
Federica O'Brien	6,500	122,580
Jay Siegel, M.D.	6,500	168,275
David Stump, M.D.	6,500	130,500

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP ("Ernst & Young") currently serves as our independent registered public accounting firm. After consideration of the firm’s qualifications and past performance, the Audit Committee of our Board of Directors (“the Audit Committee”) has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young has served as our independent registered public accounting firm since 2006.
In accordance with the rules of the SEC and our Audit Committee’s charter, the Audit Committee is directly responsible for the selection, appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm and is not required to submit this appointment to a vote of the stockholders. The Board, however, considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Ernst & Young for ratification by our stockholders as a matter of good corporate practice. One or more representatives of Ernst & Young is expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders. In the event that our stockholders fail to ratify the appointment of Ernst & Young, it will be considered as a direction to the Audit Committee to consider the appointment of a different firm. Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Required Vote and Board Recommendation
Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions are not considered votes cast and, therefore, will have no effect on the voting outcome.
The Board unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Principal Accountant Fees and Services
The following table provides information regarding the fees paid to Ernst & Young during the years ended December 31, 2024 and 2023. All fees described below were approved by the Audit Committee.

	Year Ended December 31,
	2024	2023
Audit Fees (1)	$1,929,500	$1,699,000
Audit-Related Fees (2)	38,000	38,000
Tax Fees (3)	201,935	221,313
All Other Fees (4)	2,120	2,120
Total Fees	$2,171,555	$1,960,433

(1)    Audit Fees include amounts billed for the audits of our financial statements, attestation services with respect to our internal control over financial reporting, reviews of quarterly financial statements, registration statement filings and consents, comfort letters and consultations concerning financial accounting.
(2)    Audit-Related Fees consisted principally of special purpose financial statement audits.
(3)    Tax fees for 2024 consisted of $201,935 for tax compliance, including the preparation, review and filing of tax returns. Tax fees for 2023 consisted of $221,313 for tax compliance, including the preparation, review and filing of tax returns.
(4)    All Other Fees consisted of subscription fees for Ernst & Young’s online accounting research tool.
Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services provided by its independent registered public accounting firm. This policy is set forth in the charter of the Audit Committee and available on the Corporate Governance section of our website at http://ir.macrogenics.com/governance.
The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Ernst & Young for 2024 and 2023 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by MacroGenics under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The primary purpose of the Audit Committee is to oversee the Company’s financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available on the Corporate Governance section of the Company’s website. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management MacroGenics’ audited financial statements and the effectiveness of the Company’s internal controls over financial reporting as of and for the year ended December 31, 2024.
The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under generally accepted auditing standards including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Ernst & Young LLP its independence, and received from Ernst & Young LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Ernst & Young LLP, with and without management present, the scope and results of Ernst & Young LLP’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Audit Committee

Federica O'Brien, Chair
William Heiden
Scott Jackson
Meenu Chhabra Karson

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In 2022, stockholders voted, on an advisory basis, to hold an annual advisory vote on the compensation of our named executive officers. Pursuant to that guidance and consistent with Section 14A of the Exchange Act, our Board is asking stockholders to approve an advisory vote on the following resolution:
RESOLVED, that the compensation paid to MacroGenics’ named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation information, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. Although the vote is non-binding, our Human Capital Management Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Our executive compensation programs are designed to attract, motivate, and retain executive officers who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.
The “Executive Compensation Information" section of this proxy statement beginning on page 32 describes our executive compensation programs and the decisions made by the Human Capital Management Committee with respect to 2024 executive compensation. Highlights of our executive compensation philosophy include the following:
•    A portion of each senior executive’s compensation should be variable, with the target bonus based on a combination of individual and corporate performance;
•    Compensation opportunities should be competitive with clinical-stage biopharmaceutical companies of similar size and comparable stage of development, but also should be designed to be flexible enough to attract talent from other biopharmaceutical companies as needed;
•    The equity compensation program should align executive interests with those of stockholders; and
•    Supplemental benefits and perquisites should be limited and used selectively, if at all, in specific circumstances to attract and retain executives.
As we describe in the “Executive Compensation Information” section of this proxy statement, our executive compensation program embodies a pay-for-performance philosophy that we believe supports our business strategy and aligns the interests of our executives with those of our stockholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals helps drive Company performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
Vote Required and Board Recommendation
Approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions are not considered votes cast and, therefore, will have no effect on the vote outcome. Broker non-votes will have no effect on the vote.
The Board unanimously recommends a vote “FOR” the approval of the advisory vote on the compensation of our named executive officers.

PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT TO THE MACROGENICS, INC. 2023 EQUITY INCENTIVE PLAN
On April 3, 2023, our Board adopted the 2023 Equity Incentive Plan (“2023 Plan”), which was approved by our stockholders at the annual meeting of stockholders held on May 31, 2023. At our annual stockholder meeting held on May 21, 2024, our stockholders approved an amendment to the 2023 Plan to increase the total number of shares that can be issued under the 2023 Plan by 2,000,000. Accordingly, as adopted by the Board and our stockholders, the 2023 Plan authorizes the issuance up to an aggregate of 6,850,000 shares of our common stock. On February 17, 2025, the Board adopted and approved an amendment to the 2023 Plan to increase the total number of shares that can be issued under the 2023 Plan by 1,250,000, subject to stockholder approval of the amendment.
We are requesting that the stockholders approve this amendment to the 2023 Plan (“Amended 2023 Plan”). We are not requesting approval of any other changes to the 2023 Plan. The material terms of the 2023 Plan, as amended to increase the number of shares of our common stock available for issuance, are described under the “Description of the Amended 2023 Equity Incentive Plan,” below.
If the stockholders do not approve the increase in the number of shares available for issuance, we will continue to operate the 2023 Plan under its current provisions.
Why We are Asking our Stockholders to Approve the Amended 2023 Plan
The Board approved the Amended 2023 Plan to ensure that we can continue to grant stock options, RSU awards and other awards in order to provide long-term incentives to current and future employees, non-employee directors and consultants. Our continued ability to offer equity awards under the Amended 2023 Plan is critical to our ability to attract, motivate and retain qualified employees, non-employee directors and consultants, particularly as we grow to support the research and development of our product candidates and in light of the highly competitive market for talent in which we operate.
Shares Available for Future Awards
As of March 24, 2025, a total of 3,822,784 shares of our common stock remained available for grant under the 2023 Plan.
The Board believes that the additional shares are necessary to meet our anticipated equity compensation needs. The proposed increase is expected to last approximately one to two years.
Why You Should Vote to Approve the Amended 2023 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
We are a clinical-stage biopharmaceutical company focused on discovering, developing, manufacturing and commercializing innovative antibody-based therapeutics for the treatment of cancer. These therapeutic product development cycles typically span multiple years, and our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants with the scientific and technical expertise required for successful long-term execution. Without such key personnel, non-employee directors and consultants, we might not achieve our development and commercialization plans. Therefore, the Board believes that the Amended 2023 Plan to increase the number of shares issuable under the 2023 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal No. 4.
Approval by our stockholders of the Amended 2023 Plan to increase the number of shares issuable under the 2023 Plan will allow us to continue to attract and retain highly trained and experienced individuals who are critical to our success, through the grant of equity awards at levels determined appropriate by our Board or Human Capital Management Committee. The Amended 2023 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of current and future employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for biopharmaceutical companies. To date, we have relied significantly on equity awards in the form of stock option and RSU grants to attract and retain key employees, non-employee directors and consultants, all of whom are critical to our success. We believe the use of stock option and RSU grants strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because their compensation is contingent on the appreciation in value of our common stock. In addition, we believe equity award grants encourage employee ownership in the Company and promote retention through the reward of long-term value accretion. Furthermore, as previously announced, our Board has undertaken a search for a new CEO. In connection with the hiring of a new CEO, we anticipate granting an equity award, consistent with past practices, to attract, retain and incentivize our new leadership.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
Equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show our responsible overhang and burn rate percentages.
The Size of Our Share Reserve Increase Is Reasonable
As described above, the 2023 Plan had 3,822,784 shares remaining available for grant as of March 24, 2025. If this Proposal No. 4 is approved by our stockholders, we will have a total of approximately 5,072,784 shares available for grant after the Annual Meeting, which includes 1,250,000 new shares available for grant pursuant to the Amended 2023 Plan, plus 3,822,784 shares, which represent the shares remaining available for issuance under the 2023 Plan.
The Amended 2023 Plan will provide sufficient shares for issuance to meet our estimated near-term equity compensation needs for our current and future employees, non-employee directors and consultants. We operate in a highly competitive industry and geographies for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be in our best interests or the best interests of our stockholders because it would significantly impact our financial resources to further advance our programs. We believe that a combination of equity and cash compensation is more appropriate and preferable and meets the expected industry recruiting standards needed to enable us to attract, retain and motivate employees. It also helps to align our employees' interests with those of our stockholders. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for advancing the development of our product candidates. Furthermore, we do not believe a cash-oriented compensation program would provide the same value to us or our stockholders with respect to long-term employee retention or serve to align employees’ interests with those of our stockholders, in comparison to a program that includes equity awards.
Overhang
The following table provides certain additional information regarding our use of equity awards:

As of March 24, 2025 (Record Date)
Total number of shares of common stock subject to outstanding stock options	14,487,069
Weighted-average exercise price of outstanding stock options	$13.39
Weighted-average remaining term of outstanding stock options	6.6 years
Total number of shares of common stock subject to outstanding full value awards (RSUs and PSUs)	969,440
Total number of shares of common stock available for grant under the 2023 Plan	3,822,784

Total number of shares of common stock outstanding	63,090,323
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$1.96

Burn Rate
The Company monitors stockholder dilution by tracking the number of shares subject to equity awards that it grants annually, commonly referred to as the burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation awards and is defined for this purpose as the number of equity awards granted as incentives during the year divided by the weighted average number of shares of common stock outstanding during the year. The Company has calculated the burn rate for the past three years, as set forth in the following table:

	Total Number of Shares of Common Stock Subject to Stock Options Granted	Total Number of Shares of Common Stock Subject to Full Value Awards Granted	Weighted Average Number of Shares of Common Stock Outstanding	Burn Rate
Fiscal Year 2024	1,986,192	679,715	62,621,185	4.26%
Fiscal Year 2023	3,367,777	707,635	61,929,198	6.58%
Fiscal Year 2022	2,794,997	476,772	61,433,124	5.33%

On a 3-year basis, our average gross burn rate of 5.4% is positioned between the 50th and 75th percentile and compares to a median of 5.1% among companies in our compensation peer group (see page 35).

Key Plan Features
The 2023 Plan includes provisions that are designed to protect our stockholders' interests and to reflect corporate governance and best practices and are not impacted by this amendment, and those provisions continue in the Amended 2023 Plan including:
•No single trigger accelerated vesting upon change in control. The Amended 2023 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.
•Prohibition on repricing. The Amended 2023 Plan specifically prohibits us from repricing any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right or canceling any outstanding stock option or stock appreciation right that has an exercise price or strike price in excess of the current fair market value in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to such event.
•Prohibition on the payment of dividends and dividend equivalents on unvested stock options or awards. The Amended 2023 Plan prohibits the payment or crediting of dividends or dividend equivalents with respect to any award until the underlying shares or units vest.
•Prohibition on "liberal: share recycling on appreciation awards. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the 2023 Plan, including any shares subject to a stock award that are not delivered to a participant because such stock award is exercised through a reduction of shares subject to such stock award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an option or stock appreciation right, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right will no longer be available for issuance under the Amended 2023 Plan.
•Awards subject to forfeiture/clawback. In February 2021, our Board adopted a policy designed to allow for the recoupment of certain cash and equity compensation in the event of certain misconduct by our current and former Section 16 officers. The policy allows for the recoupment of compensation, including compensation paid pursuant to all forms of equity compensation awards, that is granted, earned or vested based in whole or in part on the attainment of certain financial reporting measures. We may recover such compensation in the event of an accounting restatement due to material noncompliance with any financial reporting requirement, the noncompliance to which a current or former Section 16 officer of the Company knowingly contributes through misconduct, which includes if the officer violates SEC rules and regulations, Company policy, or willfully commits an act of fraud, dishonesty, gross recklessness or gross negligence in the performance of their duties, as determined by the final disposition of any related action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other completed proceeding. All Awards granted under the Plan will be subject to recoupment in accordance with the Company’s clawback policy adopted in February 2021 or with any other clawback policy that the Company otherwise adopts.
•No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2023 Plan must have an exercise price or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•Flexibility in designing equity compensation structure. The Amended 2023 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards and other stock awards. By providing this flexibility, we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.
Stockholder Approval
If this Proposal No. 4 is approved by our stockholders, the Amended 2023 Plan will become effective as of the date of the Annual Meeting and the number of shares issuable under the 2023 Plan will be increased. In the event that our stockholders do not approve this Proposal No. 4, the Amended 2023 Plan will not become effective and the 2023 Plan will continue to be effective in accordance with its terms.
Description of the Amended 2023 Equity Incentive Plan
The material features of the Amended 2023 Plan are described below. The following description of the Amended 2023 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2023 Plan. The Stockholders are urged to read the actual text of and Amended 2023 Plan is provided in Appendix A, where the foregoing amendment is shown in blackline text.
Awards. Our Amended 2023 Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code ("IRC") to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options ("NSOs"), stock appreciation rights, restricted stock awards, RSU awards, performance awards and other forms of awards to employees and directors.
Authorized Shares. The maximum number of shares of our common stock that may be issued under our Amended 2023 Plan will not exceed 8,100,000 shares, which is equal to the sum of (1) 2,140,009 shares originally reserved under the 2023 Plan, plus (2) 2,000.000 shares added to the 2023 Plan approved by our stockholders at our annual meeting of stockholders held on May 21, 2024, plus (3) 1,250,000 new shares subject to the 2023 Amended Plan, plus (4) shares that remain available for the issuance of awards under our 2013 Stock Incentive Plan ("2013 Plan") as of immediately prior to the time our 2023 Plan became effective) plus shares of our common stock subject to outstanding stock options or other stock awards granted under our 2013 Plan that, on or after our 2023 Plan became effective, terminate or expire prior to exercise or settlement, are not issued because the award is settled in cash, are forfeited because of the failure to vest, or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our Amended 2023 Plan is 18,000,000 shares.
Shares subject to stock awards granted under our Amended 2023 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares will not reduce the number of shares available for issuance under our Amended 2023 Plan. Any shares of our common stock previously issued pursuant to a stock award that are forfeited back to or repurchased or reacquired by us because of a failure to meet a contingency or condition required for the vesting of such shares will be added back to the share reserve and again become available under the Amended 2023 Plan. In addition, shares withheld to satisfy a tax withholding obligation in connection with an award other than a stock option or stock appreciation right, will not reduce the number of shares available for issuance under our Amended 2023 Plan. However, the following types of shares subject to stock awards will reduce the share reserve and will not become available for the grant of new stock awards under the Amended 2023 Plan: (1) shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award, (2) shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an option or stock appreciation right, and (3) any shares repurchased on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right.
Plan Administration. Our Board of Directors, or a duly authorized committee of our Board of Directors, administer our Amended 2023 Plan and is referred to as the “plan administrator” herein. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our Amended 2023 Plan, our Board of Directors have the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.
The plan administrator has the power to modify outstanding awards under our Amended 2023 Plan; provided, however, that the Amended 2023 Plan specifically prohibits the plan administrator from repricing any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right, or from canceling any outstanding stock option or stock appreciation right that has an exercise price or strike price in excess of the current fair market value in exchange for cash or other stock awards, in either case without obtaining the approval of our stockholders within 12 months prior to such event.
Stock Options. Our Amended 2023 Plan allows for the grant of ISOs and NSOs pursuant to stock option agreements adopted by the plan administrator. The plan administrator will determine the exercise price for stock options, within the terms and conditions of our Amended 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant for NSOs and 110% of the fair market value of the stock subject to the option on the date of grant for ISOs. Options granted under our Amended 2023 Plan will vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator will determine the term of stock options granted under our Amended 2023 Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the recipient approved by the plan administrator, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that either an exercise of the option or an immediate sale of shares acquired upon exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.
Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Unit Awards. Our Amended 2023 Plan allows for the grant of RSU awards pursuant to restricted stock unit award agreements adopted by the plan administrator. RSU awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. An RSU award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator or in any other form of consideration set forth in the RSU award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award. Except as otherwise provided in the applicable award agreement or other written agreement between us and the recipient approved by the plan administrator, RSU awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Our Amended 2023 Plan allows for the grant of restricted stock awards pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The plan administrator will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Our Amended 2023 Plan allows for the grant of stock appreciation rights pursuant to stock appreciation right agreements adopted by the plan administrator. The plan administrator will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our Amended 2023 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by our Board of Directors and specified in the stock appreciation right agreement.
The plan administrator will determine the term of stock appreciation rights granted under our Amended 2023 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards. Our Amended 2023 Plan permits the grant of performance awards that may be settled in stock, cash, or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.
The performance goals may be based on any one of, or combination of, the following as determined by the plan administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the plan administrator. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board of Directors at the time the performance award is granted, the board will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to GAAP; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under GAAP; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under GAAP; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under GAAP.
Other Stock Awards. The plan administrator is permitted to grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under our Amended 2023 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued on the exercise of ISOs and (4) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. In the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any stock awards outstanding under our Amended 2023 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction) and (2) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the per share amount payable to holders of common stock in connection with the corporate transaction, over (2) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under our Amended 2023 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of at least 50% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control. Awards granted under our Amended 2023 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Under our Amended 2023 Plan, a change in control is generally defined as: (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date our Amended 2023 Plan was adopted by the Board of Directors, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.
Plan Amendment or Termination. Our Board has the authority to amend, suspend or terminate our Amended 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopts our Amended 2023 Plan. No stock awards may be granted under our Amended 2023 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2023 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult their tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award under the Amended 2023 Plan. The Amended 2023 Plan is not qualified under the provisions of Section 401(a) of the IRC and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions and limitations of Section 162(m) of the IRC and the satisfaction of our tax reporting obligations.
The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain performance-based compensation arrangements already in place as of November 2, 2017.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder's capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the IRC and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.
Incentive Stock Options. The Amended 2023 Plan provides for the grant of stock options that are intended to qualify as "incentive stock options," as defined in Section 422 of the IRC. Under the IRC, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be a long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionholder's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includable in income by the optionholder, subject to the requirement of reasonableness and the provisions and limitations of Section 162(m) of the IRC, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights. Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise. If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the IRC and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.
Restricted Stock Units. Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the IRC or an exception to Section 409A of the IRC will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If a restricted stock unit award is subject to Section 409A of the IRC, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability, or a change in control. If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the IRC, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions and limitations of Section 162(m) of the IRC and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.
New Plan Benefits
Awards under the Amended 2023 Plan are discretionary. Accordingly, total awards that may be granted under the Amended 2023 Plan are not determinable. We have made certain grants to our employees and to certain executive officers, as discussed below under "Executive Compensation" and we may make additional grants to certain of our executive officers later this year as well as to our non-employee directors under our director compensation program described above under "Director Compensation." However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to executive officers, directors and employees under the Amended 2023 Plan.
The following table shows, for each of the named executive officers and the various groups indicated below, the total number of shares of our common stock subject to equity awards that have been granted (even if not currently outstanding) under the 2023 Plan since it became effective through December 31, 2024:

Name and Position	Number of shares (#)
Scott Koenig, M.D., Ph.D.	343,000
President, Chief Executive Officer and Director
James Karrels	110,000
Senior Vice President, Chief Financial Officer and Corporate Secretary
Stephen Eck, M.D., Ph.D.	123,500
Senior Vice President, Clinical Development and Chief Medical Officer
All current executive officers as a group (8 persons)	1,036,500
All current non-employee directors as a group (9 persons)	471,449
All current employees, excluding all current executive officers, as a group (322 persons)	1,410,250

CORPORATE GOVERNANCE
Corporate Policies
The Board is guided by our Corporate Governance Guidelines, which provide a framework for the governance of the Company and the responsibilities of the Board. The Corporate Governance Guidelines address director qualifications, director access to management and independent advisors and Board responsibilities, as well as the annual performance evaluations of the Board and its standing Committees. In addition, the Company seeks to conduct business ethically and in compliance with applicable laws and regulations. The Company’s Code of Business Conduct and Ethics (the “Code”) sets forth the principles that guide the Company’s business practices. The Code applies to all our employees, officers and directors, including those officers responsible for financial reporting and is included as required training on an annual basis.
The Corporate Governance Guidelines and Code are available under the Corporate Governance section of our website at http://ir.macrogenics.com/governance. We expect that any amendments to the Corporate Governance Guidelines or the Code, or any waivers of its requirements, will be disclosed on our website.
Independence of the Board
As required under rules and regulations of the Nasdaq Stock Market (“Nasdaq”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his/her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has evaluated, with respect to each of our directors, whether any relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board has determined that all of our directors, other than Dr. Koenig, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Dr. Koenig is not considered independent because of his employment as MacroGenics' Chief Executive Officer. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq rules and regulations.
Leadership Structure of the Board

We regularly review the Board leadership structure. We believe the current leadership structure of the Board, in which the roles of Chair of the Board and Chief Executive Officer are separated, best serves overall corporate structure and the Board’s ability to carry out its roles and responsibilities on behalf of our stockholders, including its oversight of management and corporate governance matters. We also believe that the current structure allows our Chief Executive Officer to focus on managing the Company, while leveraging our independent Chair’s experience to drive accountability at the Board level. The Board does not have a policy regarding whether the roles of Chief Executive Officer and Chair of the Board should be separate and, if they are to be separate, whether the Chair of the Board should be a non-employee director. If the Chair of the Board is an employee director, then the Board will elect a Lead Director from among the independent directors.
As of the date of this proxy statement, Mr. Heiden, a non-employee director, serves as the Chair of the Board and Dr. Koenig serves as a director and Chief Executive Officer of the Company. Dr. Koenig's service as a director and Chief Executive Officer is subject to the Separation Agreement, as amended, and his service on the Board will cease as of the date of his separation from MacroGenics. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders. However, the Board believes that separation of the roles of Chief Executive Officer and Chair of the Board is currently the most appropriate structure for the Company because this structure is consistent with best corporate governance practices. In addition, our Board believes this structure creates an environment in which there are candid disclosures by management to the Board about the Company’s performance and a culture in which directors can regularly engage management and each other in active and meaningful discussions about various corporate matters.

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including cyber-security. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and, if appropriate, approves any related-person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance as well as risks related to our environmental, social and governance ("ESG") strategy and disclosures. Our Human Capital Management Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Composition and Diversity
The Corporate Governance Guidelines include an affirmation that the Board believes that a diverse membership with varying perspectives and breadth of experience is an important attribute of a well-functioning Board. The Corporate Governance Guidelines include the requirement that the Nominating and Corporate Governance Committee shall regularly consider the diversity makeup of the Board, and may consider such factors as differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender and national origin. In addition, in considering new candidates for the Board, efforts shall be made to identify directors who can add to the diversity of the Board, considering a variety of factors including age, gender, sexual orientation, and racial or ethnic makeup. The Board presently has four directors who self-identify as female, two of whom were appointed as directors effective January 2023. The Board presently has two directors who self-identify as an underrepresented minority.
Audit Committee
Our Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. The primary function of the Audit Committee is to provide assistance to the Board in fulfilling its responsibilities relating to corporate accounting and auditing, reporting practices of the Company, the quality and integrity of the financial reports of the Company, the Company’s systems of internal controls regarding finance, accounting, legal compliance, ethics and cyber-security that management and the Board have established, the performance of the Company’s internal audit function, if any, and the registered public accounting firm ("independent auditor"), and the qualifications and independence of the Company’s independent auditor. The Audit Committee also maintains a free and open means of communication between directors, the independent auditor, the internal auditor, if any, and the management of the Company.
The current members of our Audit Committee are Federica O'Brien, William Heiden, Scott Jackson and Meenu Chhabra Karson. Ms. O'Brien serves as the chair of the Audit Committee. All current members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined for 2025 that each of Ms. O'Brien, Ms. Chhabra Karson and Mr. Heiden qualifies as an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Our Board has determined for 2025 that each of the members of the Audit Committee are independent under the applicable rules of Nasdaq and under the applicable rules of the SEC, in particular, Rule 10A-3 of the Exchange Act. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and the committee reviews compliance with its charter annually. A copy of the Audit Committee charter is available on the Corporate Governance section of the Company’s website at http://ir.macrogenics.com/governance.
Human Capital Management Committee
Our Human Capital Management Committee reviews and evaluates our compensation philosophy for executive officers. The Human Capital Management Committee also reviews and approves both corporate and individual goals and objectives relevant to compensation of our Chief Executive Officer, evaluates the performance of the Chief Executive Officer in light of those goals and objectives and determines and approves his compensation based on such evaluations. In addition, the Human Capital Management Committee determines and approves the compensation for all of the Company’s executive officers, and oversees equity grants to

Dr. Koenig, our Chief Executive Officer, and other awards to employees other than executive officers. The Compensation Committee also reviews director compensation at least annually, including retainers for committee service, and recommends any changes to the Board.
The current members of our Human Capital Management Committee are William Heiden, Meenu Chhabra Karson, Jay Siegel, M.D. and Federica O'Brien. Mr. Heiden serves as the chair of the Human Capital Management Committee. Each of the members of our Human Capital Management Committee is independent under the applicable rules and regulations of Nasdaq, and under the applicable rules of the SEC, in particular, Rule 10C-1 under the Exchange Act, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and is an “outside director” as that term is defined in Section 162(m) of the IRC. The Human Capital Management Committee operates under a written charter and the committee reviews compliance with its charter annually. A copy of the Human Capital Management Committee charter is available on the Corporate Governance section of the Company’s website at http://ir.macrogenics.com/governance.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting, oversight over executive succession planning, oversight over our ESG strategy, initiatives, policies and disclosures, and making recommendations to our Board concerning governance matters, including, on an annual basis, director independence. The current members of our Nominating and Corporate Governance Committee are Karen Ferrante, M.D., Edward Hurwitz, Margaret Liu, M.D., and David Stump, M.D. Dr. Stump currently serves as the chair of the Nominating and Corporate Governance Committee. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter and the committee reviews compliance with its charter annually. A copy of the Nominating and Corporate Governance Committee charter is available on the Corporate Governance section of the Company’s website at http://ir.macrogenics.com/governance.
In recommending candidates for election to the Board at the Annual Meeting of Stockholders, or any special meeting of stockholders, the independent members of the Nominating and Corporate Governance Committee may consider such factors as personal and professional integrity, ethics and values, experience in corporate management, experience in the industries in which we compete, experience as a board member or executive officer of another publicly held company, diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members, conflicts of interest, practical and mature business judgment, past attendance at meetings, participation in and contributions to the activities of the Board, the results of the most recent Board self-evaluation and any other areas as may be expected to contribute to an effective Board. The Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility and is an important attribute of a well-functioning Board. For information on our diversity policy, see “Board Composition and Diversity.”
The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group of directors that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an Annual Meeting, the stockholder must provide notice to the Company in a timely manner. See “When are stockholder proposals or director nominations due for next year’s Annual Meeting of Stockholders?” for additional information. Our by-laws specify requirements as to the form and content of a stockholder’s notice and updates and supplements to such notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our by-laws, which is available, without charge, from our Corporate Secretary, at 9704 Medical Center Drive, Rockville, Maryland 20850.
Science and Technology Committee
Our Science and Technology Committee assists the Board in facilitating oversight of the Company’s scientific strategic direction and investment in research and development and technology (“R&D”). The Committee regularly reviews and evaluates the Company’s R&D pipeline and provides assistance, as requested, to the Human Capital Management Committee in setting performance goals under the Company’s incentive compensation program and reviewing performance results. In addition, the Committee identifies and provides the Board with strategic advice on significant emerging science and technology issues, innovations and trends. The current members of our Science and Technology Committee are Karen Ferrante, M.D., Edward Hurwitz, Margaret Liu, M.D., Jay Siegel, M.D. and David Stump, M.D. Dr. Siegel serves as the chair of the Committee. Each of the members of our Science and Technology Committee is an independent director under the applicable rules and regulations of Nasdaq. The Science and Technology

Committee operates under a written charter and the committee reviews compliance with its charter annually. A copy of the Science and Technology Committee charter is available on the Corporate Governance section of the Company’s website at http://ir.macrogenics.com/governance.
Meetings of the Board, Board and Committee Member Attendance and Annual Meeting Attendance
Our Board met 13 times in 2024. The Nominating and Corporate Governance Committee and the Audit Committee each met four times, the Human Capital Management Committee met seven times, and the Science and Technology Committee met five times last year. During 2024, all then current Board members attended 75% or more of the meetings of the Board and of the committees on which they served. In addition, we encourage all of our directors and nominees for director to attend our Annual Meeting of Stockholders, but attendance is not mandatory. In 2024, all of our directors attended the Annual Meeting of Stockholders.
Stockholder Communications with the Board
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at 9704 Medical Center Drive, Rockville, Maryland 20850. The Corporate Secretary will forward the communication to the Board members.
Human Capital Management Committee Interlocks and Insider Participation
The following directors served on the Human Capital Management Committee during 2024: William Heiden, Scott Jackson, Meenu Chhabra Karson, Federica O'Brien, and Jay Siegel, M.D. None of the members of our Human Capital Management Committee has at any time been one of our officers or employees or has had any relationship requiring disclosure under Item 404 of Regulations S-K. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers on our Board or Human Capital Management Committee.
Environmental, Social and Governance Practices
We are committed to being a responsible corporate citizen for the benefit of our employees, participants in our clinical trials, patients of our products, our partners, our investors, the environment and the communities in which we live and work. As such, in 2023 we initiated an ESG Program. Our Nominating and Corporate Governance Committee has primary oversight over our ESG strategy, initiatives, policies and disclosures and our Executive ESG Committee oversees our ESG Program and supports the Nominating and Corporate Governance Committee in its oversight functions.

Ethical Research and Development

We follow the International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use/GxP principles, and national and local regulations in our research and development activities. For our clinical trials, this includes establishing standard operating procedures for all aspects of trial conduct, including safety review in clinical trials, establishing independent data monitoring committees, submitting clinical trial applications and any necessary amendments to regulators within statutory requirements, training clinical staff and investigators, obtaining institutional review board/ethics committee approval before initiating clinical trials, obtaining informed consent from clinical trial participants, and reporting serious adverse events and adverse events to regulatory authorities as required by law. We meet industry and scientific standards in our clinical trial publication and data sharing practices. With respect to preclinical research, we are committed to providing humane care and ethical treatment for all animals used in our research. We are actively committed to the principles of the ‘3Rs’ - Replacement, Reduction and Refinement of animals in research. In addition, all animal care and technical procedures are carried out by a trained staff/vendors under the oversight of our Institutional Animal Care and Use Committee (IACUC), which is comprised of internal and external experts.

Quality and Drug Safety

We maintain a quality policy and have implemented and support a full quality management system, including implementation, monitoring, and continuous improvement of processes. Our quality department is independent of manufacturing, clinical and pre-clinical operations to ensure objective review and assessment of quality system effectiveness and outputs. Contractors and suppliers deemed to be of critical importance to product safety, efficacy, quality or data integrity, must enter into agreements defining responsibility of quality activities and required communication of such activities. We also apply quality principles to our commercial drug distribution and returns. We maintain policies and procedures to meet applicable laws and regulations, including product pedigree requirements, product complaints and adverse event reporting.

Our People

We believe that our people are our greatest assets and that a diverse and inclusive workforce contributes significantly to a more innovative and higher performing organization. In 2024, we included employee engagement and turnover metrics in our corporate goals. For a more detailed discussion of our human capital resource management philosophy and efforts, please see “Item 1. Business – Human Capital Management” in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2024.

Access to/Affordability of Medicines

We are committed to bringing our products to patients under a marketing authorization. We have an expanded access policy through which we may provide access to investigational therapies for patients when appropriate.

Environmental Health and Safety

We aim to operate all of our facilities in a safe and responsible manner and foster a culture that promotes worker health and safety. We maintain an Environmental Health and Safety plans and policies to ensure understanding of and compliance with applicable regulations. All employees are required to take basic safety training, and individuals with specific job functions are required to go through additional function-specific safety trainings. Some of the materials and chemicals we use in our operations could cause harm to the environment and the workers who handle them. As such, we have instituted training, information guides, and safety controls to ensure the responsible storage, use, generation and disposal of such waste, in accordance with all applicable laws and regulations. We maintain an active recycling program compliant with federal, state and local requirements and are evolving our recycling program to meet and exceed Montgomery County, MD goals.

Compliance Program

We have established a compliance program under the leadership of our General Counsel and Compliance Officer. The program is overseen by our Audit Committee, including quarterly updates. The program is based on the seven elements of an effective compliance program as outlined in the General Compliance Program Guidance issued in 2023 by the Office of the Inspector General of the Department of Human Health and Services. We conduct an annual compliance risk assessment in order to continuously assess and refine our compliance program.

Information Security Program

We have implemented and maintain various information security processes designed to identify, assess, and manage material risks from cybersecurity threats to our critical computer networks, third party hosted services, communications systems, hardware and software, and our critical data, including intellectual property, confidential information that is proprietary, strategic or competitive in nature, and clinical trial data (Information Systems and Data).

Depending on the environment and system, we implement and maintain various technical, physical, and organizational measures, processes, and policies designed to manage and mitigate material risks from cybersecurity threats to our Information Systems and Data, including: an incident response plan and procedures, incident detection and response playbook, business continuity plans, encryption of certain data, network security controls, identity management and access controls, physical security controls, 24/7 systems monitoring, vendor risk management processes, employee cybersecurity and privacy training, penetration testing, cybersecurity insurance, and dedicated cybersecurity staff.

Our Board addresses the Company’s cybersecurity risk management as part of its general oversight function. The Audit Committee and management’s Technology Steering Committee are responsible for overseeing our cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats. Our cybersecurity risk assessment and management processes are implemented and maintained by certain Company management. Our cybersecurity incident response processes are designed to escalate certain cybersecurity incidents to members of management depending on the circumstances and incident severity, including our Vice President, Information Technology who, with respect to cybersecurity matters has an indirect reporting relationship with the General Counsel and Compliance Officer, and who works with the Company’s incident response team to help the Company mitigate and remediate cybersecurity incidents. In addition, the Company’s incident response process includes reporting to the Audit Committee of the board of directors for certain cybersecurity incidents.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2023, there has not been, nor is there any proposed transaction where we were or will be a participant in which the amount involved exceeded or will exceed $120,000 (which is less than one percent of the average of our total assets at year end for the last two completed fiscal years) and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Executive Compensation — Overview of Employment and Change in Control Agreements.”
Policies and Procedures for Related Party Transactions
The Audit Committee is responsible for reviewing and approving any related party transactions and potential conflict of interest situations involving a principal stockholder, a member of the Board or senior management prior to our entry into such a transaction. With certain exceptions set forth in Item 404 of Regulation S-K, the Audit Committee’s authority covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. In addition, our Company policies require that our officers and employees avoid using their positions for purposes that are, or give the appearance of being, motivated by a desire for personal gain, and our policies further require that all officers and employees report any potential related party transaction prior to entering into such transaction. All such notices concerning related party transactions or conflicts of interest are submitted to, and reviewed by, our General Counsel, our Chief Financial Officer and our Audit Committee.

EXECUTIVE OFFICERS
The following sets forth certain information regarding our current executive officers as of March 24, 2025:

Name	Age	Position(s)
Scott Koenig, M.D., Ph.D.	72	President, Chief Executive Officer and Director

James Karrels	58	Senior Vice President, Chief Financial Officer and Corporate Secretary

Ezio Bonvini, M.D.	71	Senior Vice President, Research and Chief Scientific Officer

Stephen L. Eck, M.D., Ph.D.	70	Senior Vice President, Clinical Development and Chief Medical Officer

Eric Risser	52	Chief Operating Officer

Jeffrey Peters	54	Senior Vice President, General Counsel and Corporate Compliance Officer

Thomas Spitznagel, Ph.D.	58	Senior Vice President, Technical Operations

Beth Smith	57	Vice President, Controller and Treasurer
Scott Koenig, M.D., Ph.D., President and Chief Executive Officer and a director since September 2001 and one of our co-founders. Dr. Koenig's employment as Chief Executive Officer is subject to the Separation Agreement, as amended. See “Departing Director" for Dr. Koenig’s biography.
James Karrels, Senior Vice President, Chief Financial Officer and Corporate Secretary, joined us in May 2008 and has over 30 years of experience in corporate finance, with a significant portion of that time working for, or on behalf of, life sciences companies. Prior to joining us, he served as Executive Director of Finance at Jazz Pharmaceuticals, Inc., where he was responsible for Financial Planning and Analysis and Investor Relations. Prior to joining Jazz Pharmaceuticals, Mr. Karrels was a Director in the Global Healthcare Investment Banking Group at Merrill Lynch. Mr. Karrels holds an M.B.A. from Stanford University and a B.B.A. from the University of Notre Dame.
Ezio Bonvini, M.D., Senior Vice President, Research, and Chief Scientific Officer, joined us in June 2003. Dr. Bonvini received an M.D. degree and specialty certification in clinical hematology from the University of Genoa School of Medicine, Genoa, Italy. He then joined the NCI/NIH as a Visiting Fellow and subsequently the Center for Biologics Evaluation and Research of the FDA in multiple capacities. Prior to joining MacroGenics, Dr. Bonvini was the Acting Deputy Director of the Division of Monoclonal Antibodies and Chief of the Laboratory of Immunobiology at the Center for Biologics Evaluation and Research of the FDA.
Stephen L. Eck, M.D., Ph.D., Senior Vice President, Clinical Development and Chief Medical Officer, joined us in July 2020. Dr. Eck previously served as the Chief Medical Officer at Immatics, a publicly traded company. He was also the prior CEO of Aravive and previously served on the Board of Directors of Luminex Corporation, a publicly traded company. Dr. Eck is currently a member of the Board of Directors of Circulogene Theranostics and 1cBio, both privately held companies, the Personalized Medicine Coalition, a non-profit education and advocacy organization, and the Central Pennsylvania Clinic, a nonprofit health care clinic. He is a former Trustee of the Keck Graduate Institute. Dr. Eck is a board-certified hematologist with broad drug development experience in oncology and neuroscience. Dr. Eck is a Fellow of the American Association for the Advancement of Science. Previously, he was Vice President of Oncology Medical Sciences at Astellas Pharma, Inc. where he was responsible for the oversight of oncology drug development plans. Dr. Eck also previously served as Vice President of Translational Medicine & Pharmacogenomics at Eli Lilly and Company where he was responsible for the Clinical Pharmacology, Diagnostic and Experimental Medicine and the Laboratory for Experimental Medicine Groups. Prior to joining Eli Lilly, Dr. Eck was Vice President of Translational Medicine at Pfizer. Dr. Eck received a B.A. in Chemistry from Kalamazoo College, an M.S. and a Ph.D. in Chemistry from Harvard University, and an M.D. from the University of Mississippi School of Medicine. He completed his Internal Medicine Residency and Hematology/Oncology fellowship training at the University of Michigan. Following his formal training, he was selected as the Ann B. Young Assistant Professor of Cancer Research at the University of Pennsylvania.
Eric Risser, Chief Operating Officer, joined us in March 2009. Mr. Risser has oversight for the Company's business development, program management, quality, regulatory affairs and new product planning functions. He joined MacroGenics in March 2009 as Vice President of Business Development. Prior to joining us, Mr. Risser held the position of Senior Director, Business Development in the pharmaceutical group at Johnson & Johnson, where he worked from 2003 to 2009. Before Johnson & Johnson, Mr. Risser started and built a consulting practice that provided counsel to emerging life science companies in the United States and Europe. Earlier in his career, Mr. Risser held venture capital and investment banking positions with BA Venture Partners and Lehman Brothers Holdings Inc. Mr. Risser holds an M.B.A. from Stanford University and a B.A. from Yale University.

Jeffrey Peters, Senior Vice President, General Counsel & Corporate Compliance Officer, joined us in August 2015, and has over 25 years’ experience advising companies across the health care industry, including the life sciences sector. Before joining us, Mr. Peters served as Deputy General Counsel for BIO. Prior to BIO, from 2005 to 2013, Mr. Peters was with MedImmune, the global biologics arm of AstraZeneca. During that time, Mr. Peters had positions of increasing responsibility in the MedImmune legal department, culminating as Vice President and Deputy General Counsel. Mr. Peters was in private practice for almost a decade, joining MedImmune from Latham & Watkins LLP, in Washington, D.C. Mr. Peters holds a J.D. from the University of Pennsylvania Law School and a B.A. from Brandeis University.
Thomas Spitznagel, Ph.D., Senior Vice President, Technical Operations, joined us in 2013. He has overall responsibility for biopharmaceutical development and manufacturing of MacroGenics’ Fc-optimized monoclonal antibodies, DART® molecules, and Antibody Drug Conjugates, as well as supply chain, CMC project management, facilities and engineering, and environmental health & safety. Prior to joining us, he was at Human Genome Sciences, most recently serving as Vice President of BioPharmaceutical Development, where he was responsible for oversight of Analytical Development, Formulation and Drug Delivery, Purification Sciences, and Fermentation and Cell Culture Sciences. Prior to joining Human Genome Sciences, Dr. Spitznagel was a Senior Scientist at Nabi from 1996-1998, and a Staff Engineer at Genetics Institute from 1992 to 1996. Dr. Spitznagel earned his S.B. in Chemical Engineering at MIT, and his Ph.D. in Chemical Engineering at the University of California, Berkeley.
Beth Smith, Vice President, Controller and Treasurer, joined us in October 2013 and has over 35 years of experience in accounting and finance. Prior to being appointed to Vice President, Controller and Treasurer in November 2024, Ms. Smith served as the Company's Executive Director of Accounting and Assistant Controller since June 2022. Prior to joining us, Ms. Smith was the Director, Corporate Accounting at Human Genome Sciences. Before Human Genome Sciences, Inc. Ms. Smith held various accounting positions in publicly held companies after beginning her career with Ernst & Young. Ms. Smith holds a B.S. in Business Administration with a concentration in Accounting from Bucknell University and is a Certified Public Accountant-Inactive.

EXECUTIVE COMPENSATION INFORMATION
Overview
The Executive Compensation Information section considers the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2024 and the various elements of compensation paid to certain named executive officers for services during 2024.
In 2024, MacroGenics’ named executive officers consisted of the following individuals:

Name	Position(s)
Scott Koenig, M.D., Ph.D.	President, Chief Executive Officer and Director (principal executive officer)

James Karrels	Senior Vice President, Chief Financial Officer and Corporate Secretary (principal financial officer)

Stephen L. Eck, M.D., Ph.D.	Senior Vice President, Clinical Development and Chief Medical Officer
The Company is a “smaller reporting company” as defined under SEC rules. As such, the Company is exempt from various SEC reporting requirements. These exemptions include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements. We have elected to comply with certain scaled disclosure requirements applicable to smaller reporting companies but have provided selected additional disclosures to be consistent with our practice of transparency to our stockholders.
Executive Compensation Philosophy
MacroGenics’ executive compensation program, overseen by the Human Capital Management Committee, is designed to attract, retain and reward highly qualified talent at the senior executive level, in a very competitive market, while ensuring individual and corporate accountability to achieve the Company’s mission, vision, and goals. This philosophy is reflected in the components of the Company’s compensation program, and includes the following principles:
•    pay for executives, other than the CEO, who are responsible for the success of MacroGenics should be linked to individual and corporate performance, and the pay for the CEO should be linked to corporate performance;
•compensation opportunities should be competitive with comparable biopharmaceutical companies, but also should be designed to be sufficiently flexible to attract talent as needed from other biopharmaceutical companies;
•    the equity compensation program should align executives’ interests with those of stockholders; and
•    supplemental benefits and perquisites should be limited and used selectively, if at all, in specific circumstances to attract and retain executives.
Within this overall philosophy, the Human Capital Management Committee’s objectives regarding executive officer compensation are to:
•    offer a total compensation program that enables MacroGenics to attract, motivate, and retain individuals who are highly experienced with a proven track record of success, and to provide total compensation that is competitive with the Company’s peers, as described in more detail below;
•    provide annual variable cash incentive awards based on the achievement of individual and corporate performance criteria;
•    make a significant portion of named executive officers’ compensation dependent on MacroGenics’ long-term performance and on enhancing stockholder value by providing appropriate long-term, equity-based incentives and encouraging stock ownership consistent with our executive officer stock ownership guidelines; and
•consider internal equity in the compensation offered to the members of the executive team.

Attract, Motivate, and Retain Highly Qualified Executives
The Human Capital Management Committee believes that the compensation for MacroGenics’ executive officers should be designed to attract, motivate and retain highly qualified executive officers responsible for the success of MacroGenics and should be determined within a framework that rewards performance and aligns the interests of the named executive officers with the interests of the Company’s stockholders.

Balance Corporate and Individual Performance
The Human Capital Management Committee believes that a significant portion of an executive officer’s total compensation should be affected by overall Company performance, but also the total compensation should be affected by the individual’s performance. Incentives are based on meeting criteria in each of these categories and reflect the named executive officer’s overall contributions to the Company.
Reward Named Executive Officers for Meeting MacroGenics’ Strategic Goals and Objectives
The compensation program rewards the Company’s named executive officers for achieving specified corporate and individual performance goals and building stockholder value, and incentivizes long-term retention with MacroGenics. The compensation program is designed to consider these aspects because the Human Capital Management Committee believes it will motivate the executive team to make balanced operational and long-term strategic decisions resulting in strong financial performance, scientific and product development innovation, and the achievement of the Company’s strategic business objectives.
Align Named Executive Officers’ Goals with MacroGenics’ Stockholders’ Interests
The Human Capital Management Committee believes that MacroGenics’ long-term success depends upon aligning executives’ and stockholders’ interests. To support this objective, MacroGenics provides the executive officers with equity accumulation opportunities by awarding stock options and, in certain cases, restricted stock units. Generally, stock option grants vest over a four year period, and restricted stock units vest over three year periods, both of which the Human Capital Management Committee believes support long-term retention of our executive officers.
Determine Named Executive Officers’ Compensation with Reference to Market Benchmarks
With the assistance of an independent compensation consultant, the Human Capital Management Committee evaluates the compensation for each executive officer’s current position against the compensation data from peer companies as described below. The Human Capital Management Committee uses competitive compensation data from the annual total compensation study of peer biopharmaceutical companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Human Capital Management Committee uses multiple reference points when establishing targeted compensation levels for executive officers. The Human Capital Management Committee does not tie specific compensation elements or total compensation to any specific percentile relative to peer companies or the broader U.S. market. Instead, the Human Capital Management Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data but also factors such as overall Company, business, and individual performance, scope of responsibility, critical needs and skill sets, leadership potential, company constraints, internal equity, and other internal factors.
Say-on-Pay
In 2022, stockholders voted, on an advisory basis, to hold an annual advisory vote on the compensation of our named executive officers. Pursuant to that guidance at our 2024 Annual Meeting of Stockholders, our stockholders cast an advisory (non-binding) vote on the compensation of our named executive officers for fiscal year 2023 (the “advisory say-on-pay” proposal). Our stockholders approved the advisory say-on-pay proposal, with 95.7% of the votes cast voting in favor of our executive compensation program.

Our Human Capital Management Committee reviews our executive compensation program annually, taking into consideration feedback from our stockholders, including the results of our advisory say-on-pay vote, as well as market conditions and input from the Human Capital Management Committee’s independent compensation consultant. Taking into consideration the strong advisory say-on-pay support at our 2024 Annual Meeting of Stockholders, our Human Capital Management Committee decided to retain most of the key features of our executive compensation program during fiscal year 2024.

Our Human Capital Management Committee considers the results of our advisory say-on-pay vote to be an important input in the evaluation of our approach to executive compensation and the effectiveness of our incentive compensation programs, and our Human Capital Management Committee will continue to consider input from our stockholders as reflected in the outcome of our annual advisory say-on-pay vote.

Process for Setting Executive Compensation
Role of the Human Capital Management Committee

The Human Capital Management Committee is appointed by the Board to review and approve annually the compensation of the Company’s executive officers, assist the Board with its responsibilities related to the compensation of the Company’s directors, officers, and employees, and to oversee the development and administration of the Company’s compensation plans. For details regarding the Human Capital Management Committee’s oversight of the executive compensation program, see the section titled “Corporate Governance-Board Composition and Diversity — Human Capital Management Committee” beginning on page 25 of this proxy statement.

Role of Management

Our Human Capital Management Committee receives support from our executive team and legal counsel in designing our executive compensation program and analyzing competitive market practices. Our Chief Executive Officer and other executives, including our General Counsel and Senior Vice President, Human Resources, regularly participate in Human Capital Management Committee meetings to provide input on our compensation philosophy and objectives. Our Chief Executive Officer also evaluates the performance of our executives and provides recommendations to our Human Capital Management Committee regarding the compensation of our executives, including our named executive officers (other than with respect to his own compensation). None of our executives attend any portion of Human Capital Management Committee meetings at which their compensation is discussed.
Role of the Compensation Consultant

For the 2024 executive compensation cycle, the Human Capital Management Committee retained Compensia, Inc. ("Compensia"), to conduct market research and analysis to assist the Committee in developing executive compensation for 2024, including our compensation philosophy, appropriate base salaries and bonus percentages for executives for 2024, and 2024 equity awards for our executives. The Human Capital Management Committee retained Alpine Rewards, LLC. ("Alpine Rewards") in the third quarter of 2024 to conduct market research and analysis to assist the Committee in executive compensation decisions for the duration of 2024, as well as to assist the Committee in developing executive compensation for 2025, including our compensation philosophy, appropriate base salaries and bonus percentages for executives for 2025, and 2025 equity awards for our executives. After consultation with each Compensia and Alpine Rewards, the Human Capital Management Committee determined that both Compensia and Alpine Rewards were independent and that there was no conflict of interest resulting from retaining either firm for these engagements. In reaching these conclusions, the Human Capital Management Committee considered the factors set forth in the SEC rules and Nasdaq listing standards.
Compensation Decision-Making
In setting executive base salaries and bonuses and granting equity incentive awards, the Human Capital Management Committee considers compensation for comparable positions in the market including a review of peer group data, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, internal pay equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders and to incentivize a long-term commitment to our Company. The Human Capital Management Committee also considers stockholder advisory votes on executive compensation. In 2023 and 2024 such votes resulted in 88.9% and 95.7%, respectively, of the votes cast approving the compensation paid to the Company’s named executive officers, on an advisory basis. The Human Capital Management Committee believes these stockholder advisory votes indicate strong support for the Company’s executive compensation program.
On an annual basis, the Human Capital Management Committee schedules a series of meetings at which it reviews executive officer compensation. These meetings are used to establish a set of peer companies to use as a benchmark, review market compensation data from those companies as well as data from the biopharmaceutical sector more broadly, obtain input from the Committee’s independent compensation consultant and obtain input from the Chief Executive Officer and the Senior Vice President, Human Resources. The Human Capital Management Committee reviews the peer group annually to ensure that each company remains reasonable and appropriate and makes changes to the constituent companies as necessary. Selection parameters are determined for each review of the peer group based on the Company’s profile at the time of the review and all companies are evaluated against the selection criteria. Companies may be removed from the peer group based on falling outside of the selection parameters or due to being acquired while others may be added based on generally meeting the selection parameters and proximity to the Company in terms of business focus. Ultimately, the Human Capital Management Committee strives to select a group of peer companies that is most closely aligned with the Company in terms of size (market capitalization and employee headcount), therapeutic area and business profile.
In addition, as described above, in late 2023 and early 2024, Compensia performed an analysis and presented a detailed report to our Human Capital Management Committee and Chief Executive Officer, and made recommendations for our executives’ compensation for 2024. The Chief Executive Officer and the Human Capital Management Committee reviewed and discussed compensation for all executives other than the Chief Executive Officer. The Chief Executive Officer evaluated and provided to the Human Capital Management Committee performance assessments and compensation recommendations for each executive officer other than himself. Dr. Koenig was not present for any Human Capital Management Committee discussions regarding his compensation. Based on those discussions and its discretion, the Human Capital Management Committee then determined and approved the compensation for each executive officer. MacroGenics’ Senior Vice President, Human Resources was present for a portion of these Human Capital Management Committee discussions and, at the request of the Human Capital Management Committee, supplemented information provided by Compensia.
Compensation packages for each executive officer are analyzed and discussed by the Human Capital Management Committee at least annually. Prior to that review, Compensia performed an analysis, considering the goal of market competitiveness. The results of this analysis were presented to the Human Capital Management Committee. The Human Capital Management Committee also considered the executive’s performance and contribution to the Company, internal equity, and other factors. In addition, at any time, the Human Capital Management Committee may request additional information from the Senior Vice President, Human Resources.

Separation Agreement With Dr. Koenig

On October 25, 2024, we entered into a separation and consulting agreement, dated October 25, 2024, with Dr. Koenig, which was subsequently amended on February 25, 2025 (as amended, the “Separation Agreement”). The Separation Agreement provides for the terms of Dr. Koenig’s separation from employment, which was to be effective upon a separation date no later than February 28, 2025, subsequently extended to a date to be determined by the Board upon fourteen days’ notice to Dr. Koenig (the “Separation Date”), provided that the Separation Agreement permits Dr. Koenig to revoke his resignation from the Board of Directors upon the request of the incoming Chief Executive Officer of the Company.

Under the Separation Agreement and in accordance with the terms of his employment agreement, we agreed to provide Dr. Koenig with the following separation payments and benefits: (i) salary continuation payments, in an aggregate amount equal to his annualized base salary and target bonus amount, each as in effect immediately prior to the Separation Date, payable on the Company’s payroll schedule, commencing on the first payroll run occurring on or after the Separation Date, and continuing for 24 months thereafter, less all applicable taxes and withholdings; (ii) payment on Dr. Koenig’s behalf of the portion of the premiums that the Company had previously paid on his behalf as of the Separation Date for group medical, dental and vision insurance coverage under COBRA until the earlier of 24 months following the Separation Date or the date on which Dr. Koenig becomes eligible to receive equivalent coverage through another employer; (iii) the accelerated vesting of 50% of the unvested stock option awards and restricted stock unit awards granted to Dr. Koenig during his employment outstanding as of the Separation Date; and (iv) a prorated target 2025 annual bonus, to be received in the first payroll run occurring on or after the Separation Date.

Further, the Company has agreed to engage Dr. Koenig as an advisor, effective on the Separation Date and continuing until the fifth anniversary of the Separation Date, in exchange for the continued vesting of the remainder of his unvested stock option awards and restricted stock unit awards granted to Dr. Koenig during his employment outstanding as of the Separation Date. Dr. Koenig also agreed to resign from his position as a member of the Board of Directors, effective on the Separation Date, provided that the Separation Agreement permits Dr. Koenig to revoke his resignation from the Board of Directors upon the request of the incoming Chief Executive Officer of the Company.

Accordingly, in reviewing and evaluating the 2024 performance of the executive officers, the Human Capital Management Committee did not evaluate Dr. Koenig and instead deferred to the terms of the Separation Agreement.

Evaluation of Individual Performance As Part of Our Process for Setting Executive Compensation

In early 2025, the Chief Executive Officer reviewed and evaluated the 2024 performance of the other executive officers based on the Company’s performance in 2024 and each individual’s achievements in 2024 against their established objectives that had been set early in the year. Based on this evaluation, the Chief Executive Officer made recommendations to the Human Capital Management Committee for each other executive officer regarding base salary adjustments for 2025, bonuses to be paid based on 2024 performance, adjustments to target bonus percentages, if any, and also recommendations for 2025 equity grants. The Human Capital Management Committee discussed recommendations with the Chief Executive Officer and evaluated them in light of each individual’s performance as well as benchmark data provided by Alpine Rewards.

The performance evaluations for each named executive officer other than Dr. Koenig were used to determine 2025 base salary adjustments, bonuses to be paid based on 2024 performance, adjustments to target bonus percentages, if any, and 2025 equity grants. For 2024 individual performance, each named executive officer other than Dr. Koenig was assessed to have achieved expectations or exceeded expectations.
Peer Group and Market Data
In conducting its analysis for 2024 compensation, the Human Capital Management Committee directed Compensia to assess the compensation practices of publicly-traded peer companies with a median profile that was substantially similar to that of the Company at the time of review. The peer group was used to set 2024 compensation guidelines, and was constructed from biopharmaceutical companies of a similar size to the Company at the time, by market capitalization ($100M-$1B) and number of employees (175-700 headcount), prioritizing companies that were focused on oncology therapeutics in the mid- to late-stage of clinical development and commercial companies with comparable levels of revenue from product sales under $300M. This analysis was conducted in late 2023 and resulted in (i) the removal of the following companies from the prior year’s peer group for purposes of establishing the 2024 compensation for our executive officers: Clovis Oncology and Immunogen, and (ii) the addition of Precigen, Inc., Scholar Rock, Inc and Zymeworks, Inc. The 2024 peer group analysis for purposes of establishing 2024 compensation resulted in the selection of the following companies:

2seventy bio	Inovio Pharmaceuticals	REGENXBIO
Agenus, Inc.	Karyopharm Therapeutics	Rigel Pharmaceuticals
Atara Biotherapeutics	Mersana Therapeutics	Scholar Rock
Deciphera Pharmaceuticals	Merus N.V.	Xencor, Inc.
G1 Therapeutics	NGM Biopharmaceuticals	Y-mAbs Therapeutics
Gritstone Bio	Precigen	Zymeworks, Inc.
In addition, the Human Capital Management Committee reviewed broader market compensation survey data from Aon's Global Life Sciences survey reflecting companies of similar size, both in terms of market capitalization and number of employees, operating in the biopharmaceutical industry. The analysis of the peer companies above and this additional market data were used in determining salary, non-equity compensation targets and equity awards for 2024, including in confirming that compensation was competitive both in terms of each element of compensation and total compensation.
Market data is used to determine whether a named executive officer’s salary, bonus opportunity and equity incentives are competitive both in terms of each element of compensation and total compensation. When setting the compensation structure for the named executive officers for 2024, Compensia prepared an extensive analysis of compensation-related data specific to the life science industry and recommendations to review prior to making any compensation decisions.
Elements of Compensation
The Human Capital Management Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long-term goals and objectives and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: base salary, a performance-based cash incentive bonus program and equity awards. The Human Capital Management Committee believes that these three elements are the most effective combination to motivate and retain the named executive officers.
The Human Capital Management Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time, and to align the interests of the named executive officers with the interests of the stockholders.
Base Salary
The Human Capital Management Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long-term. The Company provides an annual salary to each named executive officer designed to reflect that person’s level of responsibility, expertise, skills, knowledge, and experience. When determining 2024 base salaries, the Human Capital Management Committee considered each named executive officer’s performance in light of the individual’s 2023 performance and achievement of Company objectives, as well as the peer group data described above, and made adjustments, as appropriate, to assist the Company in retaining this expertise, skill, and knowledge at the Company. These base salary increases for fiscal year 2024 were effective as of February 19, 2024.

The 2024 base salaries for the named executive officers were:

Executive	Base Salary ($)	Percentage Increase in Base Salary from December 31, 2023 (%)
Scott Koenig, M.D., Ph.D.	738,400	4.0
James Karrels	494,000	4.0
Stephen Eck, M.D., Ph.D.	546,000	4.0
Annual Incentive Cash Bonus
Our bonus plan is designed to motivate and reward our executives for achievements relative to our goals and expectations for each fiscal year. Each executive officer has a target bonus opportunity, defined as a percentage of his or her earned base salary. Following the end of each year, our Human Capital Management Committee, in its discretion, determines bonuses. Material considerations in determining bonuses include the overall performance of the Company, the level of achievement of the corporate objectives for the year, an executive officer’s performance against his or her individual objectives for the year, and the executive’s handling of unplanned events and opportunities. The Human Capital Management Committee considers the Chief Executive Officer’s input with respect to the Company’s performance against our established corporate objectives. Based on these factors and the judgment of our Human Capital Management Committee, we approved the bonuses in the table in the section "2024 Individual Performance Objectives" below for our named executive officers for the fiscal year ended December 31, 2024.
The target bonus is set as a percentage of the named executive officer’s base salary, with such percentages being evaluated in the context of market data as described above. The Human Capital Management Committee believes that the higher the individual’s position within the Company, the more closely his or her bonus award should be tied to the Company’s success. For each of the named executive officers, other than Dr. Koenig, 80% of the target bonus was based on corporate achievement and 20% of the target bonus was based on individual performance, with a cap of 150% on the individual performance component. The Human Capital Management Committee chose this allocation because it believed that this recognized the need for the other executive officers to have a substantial portion of their compensation tied to Company performance, while also recognizing the need to focus and incentivize executive officers to achieve their individual performance goals. In contrast, given his senior role at the Company, the Human Capital Management Committee believed that 100% of Dr. Koenig’s bonus compensation should be tied to Company performance, since he is ultimately responsible for the performance of all aspects of the Company’s business. The Human Capital Management Committee assesses the split between corporate achievement and individual performance on a periodic basis. The Human Capital Management Committee retains the discretion to make adjustments to the calculated bonus based on unexpected or unplanned events, the overall financial condition of the Company, extraordinary performance or underperformance or other individual or corporate factors.
2024 Company Performance Objectives
With regard to evaluating Company performance, in late 2023, the Human Capital Management Committee, with management’s input and recommendation, reviewed and approved a set of Company objectives for 2024. In setting the 2024 objectives, the Board sought to create targets for management that the Human Capital Management Committee believed were consistent with the Company’s long-term strategic plan and in the best interests of stockholders.
The 2024 company performance objectives were divided into four categories labeled as Clinical, Pre-Clinical, Business Development, and Corporate. The Clinical objectives related to advancing clinical-stage programs in accordance with planned timing for each ongoing clinical trial, or planned initiation of a clinical trial, or to completion of enrollment or initiation of enrollment, depending on the trial. The Pre-Clinical program objectives related to the identification and pre-clinical testing of new molecules for potential clinical testing in 2025 and beyond, consistent with the Company’s long-term strategic objectives. The Business Development objectives related to completing one or more new business development collaborations rising to certain near term consideration thresholds. The Corporate objectives related to the management and stewardship of the Company’s cash and other resources compared with budget and the Company’s strategic plan, corporate compliance and the Company's employee engagement and talent management. In evaluating overall performance, Clinical Pipeline objectives were given a 50% weighting, Pre-Clinical objectives were given a 20% weighting, Business Development objectives were given a 15% weighting, and Corporate objectives were given a 15% weighting.
In making its assessments of performance at the end of the year, the Board, through the Human Capital Management Committee determined that the Clinical objectives had been partially met, the Pre-Clinical objectives had been partially met, the Business Development objectives had been partially met, and the Corporate objectives had been partially met. Given the weighting of each category, in the aggregate, the Human Capital Management Committee determined that the Company had achieved 77.3% of the 100% target against these objectives.
2024 Individual Performance Objectives
The individual objectives for each of the named executive officers, other than Dr. Koenig, were established between each such named executive officer and the Chief Executive Officer during 2024. These objectives were established, in the Chief Executive Officer’s judgment, to provide the greatest opportunity for the Company to meet its annual and long-term objectives. At the end of the year, the Chief Executive Officer, along with the Human Capital Management Committee, evaluated the performance of each such named executive officer and assigned an achievement percentage against the individual objectives for each such named executive officer.
For 2024, the bonus targets for each named executive officer, each individual’s achievement against those targets and the amount paid to those individuals were as follows:

Executive	Target Bonus Percentage (%) (1)	Target Bonus ($)	Performance Achievement for 2024 (%) (2)	Bonus Amount Paid ($) (3)
Scott Koenig, M.D., Ph.D. (4)	60	443,040	77	342,470
James Karrels	40	197,600	80	158,554
Stephen Eck, M.D., Ph.D.	40	218,400	82	178,739

(1)    Target bonus percentages are set as a percentage of the named executive officer’s base salary.
(2)    Performance achievement percentage for 2024 reflects weighted combined 2024 Company and individual performance, which includes Human Capital Management Committee discretion based on factors as described above.
(3)    Amounts were paid in the first quarter of 2025.
(4)    The Chief Executive Officer’s annual incentive cash bonus was determined based on overall corporate achievement of the 2024 Company performance objectives, in accordance with the terms of the Separation Agreement.
Equity Awards

We use equity awards to motivate and reward our executive officers, including our named executive officers, for long-term corporate performance and to align their interests with those of our stockholders. In fiscal year 2024, our Human Capital Management Committee determined to grant our named executive officers a mix of time vesting stock options and RSUs.
The Human Capital Management Committee believes these equity awards encourage retention and align compensation for our named executive officers with the long-term objectives of the Company. As the stock option holder only receives value if our stock price appreciates, the Human Capital Management Committee believes stock options promote pay for performance. Further, as RSUs become owned shares outright after a vesting period, the value of which will fluctuate based on the stock performance, the Human Capital Management Committee believes RSUs promote pay for performance. The Human Capital Management Committee also retains discretion to make additional targeted equity awards, in the form of options or other types of awards, in certain circumstances.
The annual equity grants, and any discretionary additional targeted equity awards to our executive officers, are evaluated by the Human Capital Management Committee in the context of each executive officer’s total compensation and take into account the market data provided by the Compensation Consultant in addition to the individual employment situation of each executive officer. In the case of executive officers other than the Chief Executive Officer, the Human Capital Management Committee also takes into account the recommendations of the Chief Executive Officer with regards to appropriate grants and any particular individual circumstances. The Human Capital Management Committee determines whether to grant equity awards, the type of award, and the size of the grant to each of our executive officers based upon its overall assessment. The Human Capital Management Committee evaluates each executive officer’s performance after taking into consideration prior years’ grants, the organizational impact of the executive officer, the Company’s overall performance in the current year as compared to the prior year and the need to respond to competitive market conditions in order retain executive officers. Our annual equity grants to executive officers are typically awarded on the date that the Human Capital Management Committee approves the grant. We set the option exercise price based on our per-share closing-price valuation on the date of grant. Time vested stock option grants to our executives typically vest 12.5% six months after the date of grant with the remainder vesting in equal installments over the following 14 quarters. RSUs granted to our executives typically vest on an annual basis equally over three years. The Human Capital Management Committee retains discretion to make adjustments to the vesting schedule and types of awards as may be necessary to meet the Company’s long-term objectives. The table below summarizes the equity awards granted to our named executive officers during fiscal year 2024.

Executive	Number of RSUs (#)	Number of Stock Options (#)
Scott Koenig, M.D., Ph.D.	95,000	248,000
James Karrels	30,000	80,000
Stephen Eck, M.D., Ph.D.	33,500	90,000
 Perquisites and Other Personal Benefits
We do not offer perquisites to our named executive officers. All of the named executive officers are eligible to participate in the Company’s employee benefit plans, including health, dental, and vision insurance, a prescription drug plan, flexible spending accounts, short and long-term disability, life insurance, and a 401(k) plan. These plans are offered to all employees and do not discriminate in favor of named executive officers.
We maintain a defined contribution employee retirement plan (401(k) plan) for our employees and our executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the IRC. The 401(k) plan provides that each participant may contribute up to 100% of their eligible compensation or the statutory limit, which was $23,000 for calendar year 2024. Participants who are 50 years or older can also make “catch-up” contributions, which in calendar year 2024 could have been up to an additional $7,500 above the statutory limit. During 2024, we provided a discretionary 2/3 (66.67%) employer match for employee contributions up to 6% of eligible compensation. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with us to the extent the amounts are includable in gross income, and subject to certain adjustments and exclusions required under the IRC. Participant and employer contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.
Tax and Accounting Implications
In evaluating compensation program alternatives, the Human Capital Management Committee considers the potential impact on the Company of Section 162(m) of the IRC. Section 162(m) eliminates the deductibility of compensation over $1 million paid to the chief executive officer, chief financial officer, and three other most highly-compensated named executive officers (other than the Chief Executive Officer or Chief Financial Officer), unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date.
To the extent a named executive officer would otherwise earn over $1 million in compensation in any calendar year, the Human Capital Management Committee generally endeavors to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by officers regarding stock options) that are beyond the control of either the Human Capital Management Committee or the Company. In addition, the Human Capital Management Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within the Human Capital Management Committee’s guiding principles. Also, the actual impact of the loss of deduction for compensation paid to these named executive officers over the $1 million limitation may be small and have a de minimis impact on the Company’s overall tax position. For these and other reasons, the Human Capital Management Committee, while considering tax deductibility as a factor in determining compensation, will not limit compensation to those levels or types that will be deductible when it believes doing so is in the best interests of the Company and its stockholders.
Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all of our personnel, including directors, officers, employees, and other covered persons. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.

To further enhance compliance, we implement blackout periods, during which trading is restricted for individuals with access to material nonpublic information. Prior to engaging in any transactions involving company securities, certain employees and directors must seek pre-clearance from the compliance officer or legal department. This policy is reviewed periodically to ensure alignment with evolving regulations and best practices. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K.

Anti-Hedging and Anti-Pledging Policies
Our insider trading policy prohibits all directors, officers and employees from pledging or engaging in hedging or similar transactions in our stock, including but not limited to prepaid variable forwards, equity swaps, collars, exchange funds, puts, margin accounts or trading, calls and short sales.
Recoupment of Incentive Compensation Policy
In November 2023, our Board adopted the MacroGenics Incentive Compensation Recoupment Policy (the “Clawback Policy”) intended to comply with the final clawback rules adopted by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act, and the related Nasdaq listing requirements (together, the “Final Clawback Rules”). The Clawback Policy, which supersedes the Company’s prior compensation recovery policy, requires the Company to recover any erroneously awarded incentive-based compensation received by current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from current or former executive officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement. A copy of our Clawback Policy is filed as an exhibit to our Annual Report on Form 10-K.
Stock Ownership and Retention Guidelines
In February 2022, our Board adopted a revised Officer and Director Stock Ownership and Retention Guidelines (the “Stock Ownership Guidelines”), whereby our executive officers and our non-management members of our Board are encouraged to own shares of Company stock in order to promote the alignment of our executive officers and directors with the long-term interests of our stockholders and to further promote our commitment to sound corporate governance. The Stock Ownership Guidelines require the Company's Chief Executive Officer, members of our Board and other Section 16 officers to own a target number of shares (i.e., (1) shares owned directly (including through open market purchases), (2) shares underlying restricted stock units and restricted stock awards (other than unearned portions of performance-based restricted stock units and restricted stock awards), (3) shares owned jointly with or separately by the individual’s spouse; and (4) shares held in trust for the benefit of the individual, the individual’s spouse, and/or the individual’s children). Our Chief Executive Officer is required to achieve a target stock ownership of Company stock that has a value equal to three times the Chief Executive Officer’s base salary. Our Section 16 officers are required to achieve a target stock ownership of Company stock that has a value equal to one times their base salary. Members of our Board are required to achieve a target stock ownership of Company stock that has a value equal to three times the Board annual retainer fees. Members of our Board, our Chief Executive Officer and our other Section 16 officers must be in compliance with the Stock Ownership Guidelines within five years of the Stock Ownership Guidelines becoming effective to them.
Compensation Risk Assessment
Our compensation policies and programs are designed to encourage our employees to remain focused on both our short- and long-term goals. Our management assesses and discusses with our Human Capital Management Committee our compensation policies and practices for our employees as they relate to our risk management and, based upon this assessment, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future. The Human Capital Management Committee believes that the mix of long-term equity incentive, short-term cash incentive bonus and base salary appropriately balances both long- and short-term performance goals.

 Summary Compensation Table
The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2024 and 2023 by the named executive officers:

Name and Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Nonequity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Scott Koenig, M.D., Ph.D.	2024	734,031	1,738,500	3,574,647	342,470	13,800	6,403,448
President, Chief Executive Officer and Director	2023	704,914	612,140	1,894,191	481,380	13,200	3,705,825
James Karrels	2024	491,077	549,000	1,153,112	158,554	13,800	2,365,543
Senior Vice President, Chief Financial Officer and Corporate Secretary	2023	471,106	216,900	668,538	209,000	13,200	1,578,744
Stephen Eck, M.D., Ph.D.	2024	542,769	613,050	1,297,251	178,739	13,800	2,645,609
Senior Vice President, Clinical Development and Chief Medical Officer	2023	521,808	241,000	742,820	231,840	13,200	1,750,668

(1)The amounts reflect the grant date fair value for awards granted during the year indicated. The grant date fair value was computed in accordance with ASC Topic 718. The assumptions used in the valuation of these awards are set forth in Note 9 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers. The 2024 stock and option awards were granted in Q1 2024 and reflect an increased value versus the 2023 awards given the Company's strong 2023 performance as well as market factors.
(2)All amounts shown represent earnings for services performed during the fiscal year under our annual incentive cash bonus plan described beginning on page 37. The amounts reflect the performance bonuses paid in 2025 for performance during 2024 and the performance bonuses paid in 2024 for performance during 2023.
(3)The amounts represent matching contributions made under our 401(k) plan.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to the value of all unexercised options and unvested restricted stock units previously awarded to the Company’s named executive officers as of December 31, 2024:

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Scott Koenig, M.D., Ph.D.	12/18/2015	150,000	—	31.43	12/18/2025
	2/15/2017	200,000	—	20.53	2/15/2027
	3/2/2018	225,000	—	28.94	3/2/2028
	2/21/2019	260,000	—	21.88	2/21/2029
	2/20/2020	290,000	—	11.50	2/20/2030
	2/22/2021	262,500	17,500	19.18	2/22/2031
	2/22/2022	330,000	150,000	10.15	2/22/2032
	2/15/2023	223,125	286,875	4.82	2/15/2033	84,659	275,142
	2/8/2024	46,500	201,500	18.30	2/8/2034	95,000	308,750
James Karrels	12/18/2015	45,000	—	31.43	12/18/2025
	2/15/2017	55,000	—	20.53	2/15/2027
	3/2/2018	70,000	—	28.94	3/2/2028
	2/21/2019	85,000	—	21.88	2/21/2029
	2/20/2020	90,000	—	11.50	2/20/2030
	2/22/2021	89,062	5,938	19.18	2/22/2031
	2/22/2022	96,250	43,750	10.15	2/22/2032
	2/15/2023	78,750	101,250	4.82	2/15/2033	29,997	97,490
	2/8/2024	15,000	65,000	18.30	2/8/2034	30,000	97,500
Stephen Eck, M.D., Ph.D.	7/1/2020	200,000	—	28.87	7/1/2030
	2/22/2021	56,250	3,750	19.18	2/22/2031
	2/22/2022	103,125	46,875	10.15	2/22/2032
	2/15/2023	87,500	112,500	4.82	2/15/2033	33,330	108,323
	2/8/2024	16,875	73,125	18.30	2/8/2034	33,500	108,875
(1)    Options vest and become exercisable with respect to (a) 12.5 percent of the underlying shares six months after the grant date and (b) the remainder of the underlying shares in 14 substantially equal quarterly installments. RSUs vest on an annual basis equally over three years.

Overview of Employment Agreements and Potential Payments Upon Termination or Change in Control
As of December 31, 2024, the Company had employment agreements in place with each of its named executive officers. The employment agreements provide for certain payments upon a named executive officer’s termination, as described below. All of the named executive officers are “at-will” employees, which means they have no definitive terms of employment.
Dr. Koenig

Separation Agreement

On October 25, 2024, we entered into the Separation Agreement, as subsequently amended on February 25, 2025, with Dr. Koenig to provide for the terms of Dr. Koenig’s separation from employment. See “Separation Agreement with Dr. Koenig” above. The Separation Agreement supersedes the terms of Dr. Koenig's 2013 employment agreement's severance benefits described below. The Separation Agreement contains mutual releases, subject to customary exceptions, and mutual covenants not to disparage.

2013 Employment Agreement

In October 2013, we entered into an employment agreement with Dr. Koenig.
Dr. Koenig’s 2013 employment agreement included non-competition and non-solicitation provisions that would prohibit him from competing with us, soliciting our customers or employees, or hiring our employees for a period of two years following the end of his employment with us for any reason and, with respect to the non-competition provisions, for the period during which he is receiving severance benefits. Under his employment agreement, Dr. Koenig was also subject to confidentiality and invention disclosure and assignment obligations.
Under the terms of his 2013 employment agreement, Dr. Koenig would be eligible to receive severance benefits in specified circumstances.

The following table summarizes the schedule of severance benefits set forth in the 2013 employment agreement in the event of such a qualifying termination.

Scenario	Salary Continuation	Continuation of Health Benefits	Acceleration of Unvested Equity
Absent a Change of Control	24 months of base salary and target bonus (as in effect immediately prior to termination)	24 months (or until Dr. Koenig obtains other employment which provides the same type of benefit, if earlier)	50% of the shares with respect to which the stock option is not vested

Termination occurs within Two Years Following a Change of Control	24 months of base salary and target bonus (as in effect immediately prior to termination)	24 months (or until Dr. Koenig obtains other employment which provides the same type of benefit, if earlier)	100% of the shares with respect to which the stock option is not vested
The following definitions are used in Dr. Koenig’s employment agreement:
•    “Cause” means: (a) a failure to substantially perform the duties with us (if the failure to substantially perform is not cured, if curable, within thirty (30) days after receipt of written notice from the Board of Directors that specifies the conduct constituting Cause under this clause (a); (b) willful misconduct, or gross negligence in the performance of duties to us; (c) the conviction or entry of a guilty plea or plea of no contest with respect to, any crime that constitutes a felony or involves fraud, dishonesty or moral turpitude; (d) commission of an act of fraud, embezzlement or misappropriation against us; (e) a material breach of the fiduciary duty owed to us; (f) engaging in any improper conduct that has or is likely to have an adverse economic or reputational impact on us; or (g) a material breach of the employment agreement.
•    “Change of Control” means: (a) any person (excluding our employee benefit plans) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act directly or indirectly, of securities representing more than fifty percent (50%) of the combined voting power of our then outstanding securities; (b) we consummate a merger, consolidation, share exchange, division or other reorganization or transaction with any other corporation unless our outstanding securities immediately prior to the transaction continue to represent at least 50% of the combined voting power immediately after the transaction; or (c) stockholder approval of the liquidation or winding-up of our company or the consummation of the sale or disposition of all or substantially all of our assets; or (d) during any period of 24 consecutive months, individuals who at the beginning of such period constituted our Board (including for this purpose any new director whose election or nomination for election by the stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period or whose appointment, election or nomination was previously so approved or recommended) cease for any reason to constitute at least a majority of the Board of Directors.
•    “Good Reason” means the occurrence of any of the following events (without the executive’s consent):
(i) material adverse change in functions, duties, or responsibilities that would cause the executive’s position to become one of materially lesser responsibility, importance, or scope or (ii) a material breach of the agreement by us. No resignation will be treated as “good reason” unless (a) the executive has given written notice of such event to us within ninety (90) days after the initial occurrence thereof, (b) we have failed to cure the condition constituting “good reason” within 30 days following the delivery of the notice, and (c) the executive terminates employment within thirty (30) days after expiration of such cure period.
Mr. Karrels
In October 2013, we entered into an employment agreement with Mr. Karrels, as amended on January 1, 2025.
Mr. Karrels’ employment agreement includes a non-competition provision that will prohibit him from competing with us for a period of 18 months following the end of his employment with us for any reason or for the period during which he is receiving severance benefits, as well as a non-solicitation provision that will prohibit him from soliciting our customers or employees, or hiring our employees for a period of two years following the end of his employment with us for any reason. Under his employment agreement, Mr. Karrels is also subject to confidentiality and invention disclosure and assignment obligations.
Mr. Karrels is eligible to receive severance benefits in specified circumstances. Under the terms of the agreement, upon execution and delivery of an irrevocable release of claims against the Company and subject to his continued compliance with the non-competition and non-solicitation, confidentiality and invention assignment provisions, Mr. Karrels will be entitled to severance benefits if we terminate his employment without Cause or if he terminates employment with us for Good Reason, absent or in connection with a Change of Control.
The following table summarizes the schedule of severance benefits Mr. Karrels would receive in the event of such a qualifying termination. Mr. Karrels’ employment agreement contains substantially similar definitions of the terms “Cause,” “Change of Control,” and “Good Reason” as those defined in Dr. Koenig’s agreement, discussed above.

Scenario	Salary Continuation	Continuation of Health Benefits	Acceleration of Unvested Equity
Absent a Change of Control	12 months of base salary	12 months (or until Mr. Karrels obtains other employment which provides the same type of benefit, if earlier)	50% of the shares with respect to which any equity awards are not vested

Termination occurs within Two Years Following a Change of Control	12 months of base salary and target bonus (as in effect immediately prior to termination)	12 months (or until Mr. Karrels obtains other employment which provides the same type of benefit, if earlier)	100% of the shares with respect to which any equity awards are not vested
Dr. Eck
In July 2020 we entered into an employment agreement with Dr. Eck, as amended January 1, 2025.
Dr. Eck's employment agreement includes non-competition and non-solicitation provisions that will prohibit Dr. Eck from competing with us, soliciting our customers or employees, or hiring our employees for a period of 12 months following the end of his employment with us for any reason. Dr. Eck is also subject to confidentiality and invention disclosure and assignment obligations.

Dr. Eck is also eligible to receive severance benefits in specified circumstances. Upon his death or termination for disability, Dr. Eck would be eligible to receive any earned but unpaid bonus obligation relating to the prior fiscal year and certain other accrued but unpaid obligations. Under the terms of the agreement, upon execution and delivery of an irrevocable release of claims against the Company and subject to his continued compliance with the non-competition and non- solicitation, confidentiality and invention assignment provisions, Dr. Eck will be entitled to severance benefits if we terminate his employment without Cause or if he terminates employment with us for Good Reason, absent or in connection with a Change of Control.

The employment agreement for Dr. Eck contains substantially similar definitions of the terms “Cause,” “Change of Control” and “Good Reason” as those defined in Dr. Koenig’s agreement, discussed above, except that the definition of “Good Reason” in the agreements includes a material change in geographic location of his employment of at least 50 miles from our Rockville, Maryland headquarters with no ability to telecommute. The table below summarizes the schedule of severance benefits for Dr. Eck in the event of a qualifying termination.

The definition of “Disability” in the employment agreement for Dr. Eck is as follows: (a) the executive being determined to be totally disabled as defined by guidelines of the then-existing Company disability insurance plan in which the executive is participating, or (b) a determination by the Social Security Administration that the executive is “totally disabled” or (c) the executive’s inability to engage in comparable professional activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.

Scenario	Salary Continuation	Continuation of Health Benefits	Acceleration of Unvested Equity
Absent a Change in Control	12 months of base salary	12 months (or until the executive obtains other employment which provides the same type of benefit, if earlier)	None

Termination occurs within One Year Following a Change in Control	12 months of base salary plus target bonus (as in effect immediately prior to termination)	12 months (or until the executive obtains other employment which provides the same type of benefit, if earlier)	100% of the shares with respect to which any equity awards are not vested

The tables below provide information with respect to potential payments and benefits to which our named executive officers would be entitled under the arrangements set forth in their respective employment agreement, as described above assuming their employment was terminated without cause, effective as of December 31, 2024, (i) absent a change in control and (ii) in connection with a change in control as of the same date.

Absent a change in control
Name	Cash Payment ($) (1)	Health Benefit Continuation ($)	Acceleration of Unvested Equity ($) (2)	Total ($)
Scott Koenig, M.D., Ph.D.	2,362,880	53,684	291,946	2,708,510
James Karrels	494,000	—	97,495	591,495
Stephen Eck, M.D., Ph.D.	546,000	26,627	—	572,627

In connection with a change in control
Name	Cash Payment ($) (1)	Health Benefit Continuation ($)	Acceleration of Unvested Equity ($) (2)	Total ($)
Scott Koenig, M.D., Ph.D.	2,362,880	53,684	583,892	3,000,456
James Karrels	691,600	—	194,990	886,590
Stephen Eck, M.D., Ph.D.	764,400	26,627	217,198	1,008,225
(1) Amounts include salary continuation and bonus, if applicable, under the terms of the named executive officer's employment agreement.
(2) The value of accelerated vesting for stock option awards is equal to the closing share price of our common stock of $3.25 per share on December 31, 2024, as reported on Nasdaq, less the stock option exercise price, multiplied by the number of unvested options subject to accelerated vesting. "Unvested Equity" refers to stock options and RSU awards granted to our named executive officers pursuant to the arrangements set forth in their respective employment agreements.

Separation Agreement with Dr. Koenig

The Separation Agreement reflects the previously agreed separation payments and benefits in the case of a separation without cause in accordance with the terms of Dr. Koenig’s employment agreement. In particular, the Separation Agreement provides the following separation payments and benefits to Dr. Koenig: (i) salary continuation payments, in an aggregate amount equal to his annualized base salary and target bonus amount (totaling $2,362,880), each as in effect immediately prior to the Separation Date, payable on the Company’s payroll schedule, commencing on the first payroll run occurring on or after the Separation Date, and continuing for 24 months thereafter, less all applicable taxes and withholdings; (ii) payment on Dr. Koenig’s behalf of the portion of the premiums that the Company had previously paid on his behalf as of the Separation Date for group medical, dental and vision insurance coverage under COBRA until the earlier of 24 months following the Separation Date or the date on which Dr. Koenig becomes eligible to receive equivalent coverage through another employer; and (iii) the accelerated vesting of 50% of the unvested stock option awards and restricted stock unit awards granted to Dr. Koenig during his employment outstanding as of the Separation Date. As described above, the Separation Agreement supersedes all severance benefits contained in Dr. Koenig’s 2013 employment agreement.

Further, under the Separation Agreement, the Company has agreed to engage Dr. Koenig as an advisor, effective on the Separation Date and continuing until the fifth anniversary of the Separation Date, in exchange for the continued vesting of the remainder of his unvested stock option awards and restricted stock unit awards granted to Dr. Koenig during his employment outstanding as of the Separation Date. In light of Dr. Koenig’s continued services during the process to identify the next Chief Executive Officer of the Company, the amendment provides that Dr. Koenig will receive a prorated target 2025 annual bonus, to be received in the first payroll run occurring on or after the Separation Date.

ITEM 402(v) PAY VERSUS PERFORMANCE
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Human Capital Management Committee view the link between the Company’s performance and named executive officer pay. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” For additional information about our pay for performance compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation Information” beginning on page 32.

Required Tabular Disclosure of Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The following table sets forth information concerning Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and our non-PEO named executive officers (“Non-PEO NEOs”) versus our total shareholder return (“TSR”) and net income (loss) performance results for the fiscal years ended December 31, 2024, 2023, and 2022. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term CAP is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation Information” section above.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (2)	Average Compensation Actually Paid to non-PEO NEOs ($) (3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (TSR) ($) (4)	Net Income (Loss) (5) ($ in 000s)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	6,403,448	1,776,559	2,505,576	1,125,918	14.22	(66,966)
2023	3,705,825	6,488,555	1,664,706	2,645,829	42.08	(9,058)
2022	4,627,948	(570,539)	1,791,474	100,923	29.35	(119,758)

(1)The dollar amounts reported in column (b) are the amounts of total compensation reported for Scott Koenig, M.D., Ph.D. (our PEO) for each corresponding year in the “Total” column of the Summary Compensation Table ("SCT"). Refer to “Executive Compensation Information—Summary Compensation Table.”
(2)The dollar amounts reported in column (d) represent the average of the amounts reported for the Non-PEO NEOs (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs included in the table above were as follows:
•For 2024: James Karrels and Stephen Eck, M.D., Ph.D.
•For 2023: James Karrels and Stephen Eck, M.D., Ph.D.
•For 2022: James Karrels and Eric Risser
(3)The dollar amounts reported in columns (c) and (e) represent the amount of CAP to Dr. Koenig and the average amount of CAP to our non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, to calculate CAP, compensation related to equity awards was remeasured based on the following:

•For stock awards to NEOs, the fair values and the change in fair values were determined by the closing pricing of our common stock at each applicable year-end date, or, in the case of vested awards, the actual price on vesting.
•For stock options, a Black-Scholes (“BSM”) option-pricing model was used as of the applicable year-end date, or, in the case of vested options, the vesting date. The BSM model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility, and the expected risk-free rate. The valuation assumptions used to calculate the CAP shown in the table were materially consistent with those used to calculate our share-based compensation expense, as disclosed in our 2024 Annual Report on Form 10-K.

(4)    TSR is determined based on the value of an initial fixed investment of $100 on December 31, 2020. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of the measurement period and the Company’s share price at the beginning of the measurement period.

(5)    The dollar amounts reported in column (g) represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

The CAP to our PEO and the average CAP to our non-PEO NEOs reflects the following adjustments required by the applicable SEC rules from the total compensation reported in the SCT:

	2024		2023		2022
	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs
Total Reported in SCT	$6,403,448	$2,505,576	$3,705,825	$1,664,706	$4,627,948	$1,791,474
Less: grant date value of equity awards reported in the SCT	(5,313,147)	(1,806,206)	(2,506,331)	(934,629)	(3,568,656)	(1,152,379)
Year-end fair value of current year equity awards	512,785	212,136	4,394,276	1,638,875	1,662,024	535,451
Year-over-year change in fair value of unvested equity awards	(599,348)	(131,539)	690,071	192,250	(1,907,147)	(625,312)
Fair market value of equity awards granted and vested in current year	46,825	27,458	406,569	151,467	213,590	68,972
Change in fair value of equity awards that vested in current year	725,996	318,493	(201,855)	(66,840)	(1,598,298)	(517,283)
Compensation Actually Paid	$1,776,559	$1,125,918	$6,488,555	$2,645,829	$(570,539)	$100,923

Required Disclosure of the Relationship between Compensation Actually Paid and Financial Performance Measures

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Income (Loss)

Due to the nature of our Company’s consolidated financials and primary focus on research and development of novel therapies, our company has not historically utilized net income (loss) as a performance measure for our executive compensation program. As a result, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Compensation Actually Paid and TSR

The following graph sets forth the relationship between CAP to our PEO, the average of CAP to our Non-PEO NEOs, and the Company's TSR over the period covering 2022, 2023 and 2024.

Compensation Actually Paid Versus Cumulative TSR
Total Shareholder Return (Growth of $100 Investment)
CAP ($1000s)
110
100
90
80
70
60
50
40
30
20
10
0
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$-1,000
$-571
$101
$29
$6,489
$2,646
$42
$1,777
$1,126
$14
2022
2023
2024
PEO
Non-PEO NEOs
TSR

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. Our long-standing practice has been to grant long-term incentive equity awards on a predetermined schedule. At the final meeting of the annual compensation cycle, the Human Capital Management Committee reviews and approves the value and amount of the equity compensation to be awarded (inclusive of RSUs and stock options) to executive officers with the grant of approved equity awards typically occurring on the day of approval.

The Human Capital Management Committee did not take material nonpublic information into account when determining the timing and terms of long-term incentive equity awards in 2024 and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted typically in the first quarter of the new fiscal year to incentivize our executives to deliver on the Company’s strategic objectives for the new fiscal year.

INFORMATION ABOUT EQUITY COMPENSATION PLANS
The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders (1)(2)	14,008,511	$14.80	5,956,810
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	14,008,511		5,956,810

(1)    Includes securities issuable under the 2023 Plan, the 2013 Plan and the 2016 Employee Stock Purchase Plan (2016 ESPP).
(2)    Includes (i) 5,650,599 shares of common stock available for issuance under our 2023 Plan and (ii) 306,211 shares of common stock available for issuance under our 2016 ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of March 24, 2025 for:
•    each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•    each of our named executive officers;
•    each of our directors; and
•    all executive officers and directors as a group.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on 63,090,323 shares of common stock outstanding as of March 24, 2025, except as otherwise noted. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, to the best of our knowledge, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any shares of common stock, on or within 60 days of March 24, 2025, upon exercise of outstanding options, vesting of restricted stock units or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other purpose. Except as otherwise indicated, the address of each of the named executive officers and directors in this table is 9704 Medical Center Drive, Rockville, Maryland 20850.

Name of Beneficial Owner	Shares of Common Stock (1)	Shares of Common Stock Issuable within 60 Days (2)	Total Number of Shares of Common Stock Beneficially Owned	Beneficial Ownership %
Greater than 5% Stockholders
BB Biotech AG (3)	9,929,963	—	9,929,963	15.7%
Armistice Capital, LLC (4)	6,276,000	—	6,276,000	9.9%
Wasatch Advisors LP (5)	3,488,493	—	3,488,493	5.5%
Named executive officers and Directors:
Scott Koenig, M.D., Ph.D. (6)	1,372,677	2,453,006	3,825,683	5.8%
James Karrels (7)	186,801	680,000	866,801	1.4%
Stephen Eck, M.D., Ph.D.	29,377	522,500	551,877	*
Karen Ferrante, M.D.	4,500	165,256	169,756	*
William Heiden	4,500	78,000	82,500	*
Edward Hurwitz	37,574	137,000	174,574	*
Scott Jackson	4,500	140,000	144,500	*
Meenu Chhabra Karson	4,500	102,253	106,753	*
Margaret A. Liu, M.D.	4,500	69,999	74,499	*
Federica O'Brien	4,500	129,080	133,580	*
Jay Siegel, M.D.	4,500	174,775	179,275	*
David Stump, M.D.	4,500	137,000	141,500	*
All directors and executive officers as a group (17 persons)	1,895,027	7,255,816	9,150,843	13.0%
*    Represents beneficial ownership of less than one percent of the outstanding shares of common stock.
(1)    Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of our common stock. The information set forth in the table above is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.
(2)    Consists of shares of common stock subject to stock options exercisable as of, or within 60 days of March 24, 2025, and shares of common stock issuable under restricted stock unit awards that vest within 60 days of March 24, 2025.

(3)    BB Biotech AG and its wholly-owned subsidiary, Biotech Target N.V., reported shared voting power and shared dispositive power with respect to 9,929,963 shares of our common stock as of December 31, 2024, in a Schedule 13G/A filed with the SEC on February 14, 2025. The address of BB Biotech AG is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland. The address of Biotech Target N.V. is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curaçao.
(4)    Armistice Capital, LLC and affiliated persons reported shared voting power and shared dispositive power with respect to 6,276,000 shares of our common stock as of December 31, 2024, in a Schedule 13G/A filed with the SEC on February 14, 2025. The address of Armistice Capital, LLC and its affiliated persons is 510 Madison Ave., 7th Floor, New York, NY 10022.
(5)     Wasatch Advisors LP and affiliated persons reported sole voting power and sole dispositive power with respect to 3,488,493 shares of our common stock as of December 31, 2024, in a Schedule 13G filed with the SEC on February 11, 2025. The address of Wasatch Advisors LP and its affiliated persons is 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108.
(6)    Consists of (i) 777,415 shares of common stock, (ii) 427,480 shares of common stock held by the Koenig 2024 Irrevocable Trust, of which Dr. Koenig’s spouse is the trustee, and of which Dr. Koenig may be deemed to have shared voting and dispositive power, and (iii) 167,782 shares of common stock held by the Scott Koenig Family Trust, an irrevocable trust, of which Dr. Koenig’s spouse and brother-in-law are co-trustees, and of which Dr. Koenig may be deemed to have shared voting and dispositive power.
(7)    Consists of 186,801 shares of common stock jointly owned by Mr. Karrels and his spouse.
HOUSEHOLDING OF PROXY MATERIALS
In order to reduce printing costs and postage fees, we mail only one copy of the Notice, which includes instructions on how to access our 2024 Annual Report and proxy statement on the Internet, and the proxy card to any one address, unless we receive contrary instructions from any stockholder at that address (known as “householding”).
We will deliver upon written or oral request a separate copy of the 2024 Annual Report and proxy statement to any stockholder at a shared address to which a single copy of the above mentioned materials was delivered. If you are a stockholder of record, you may contact us by writing c/o the Corporate Secretary at our corporate headquarters located at 9704 Medical Center Drive, Rockville, Maryland 20850, or by calling us at (301) 251-5172. If you are a beneficial but not record owner, you can request additional copies, or you can request householding, by notifying your broker, bank or other nominee.
WHERE YOU CAN FIND MORE INFORMATION
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov or in the Financials & Filings section of our website at http://ir.macrogenics.com/financial-information.
It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares as described in this proxy statement, so your shares will be represented at the Annual Meeting.
The form of proxy and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.
If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:
Alliance Advisors, LLC
150 Clove Road, Suite 400
Little Falls. NJ 07424
(833)-218-3898

By Order of the Board of Directors

James Karrels
Corporate Secretary
Rockville, Maryland
April 11, 2025

Appendix A
Amended text marked in Blackline for
Approval at the May 21, 2025 Annual Meeting

MacroGenics, Inc.
2023 Equity Incentive Plan, As Amended

1.    General.
(a)    Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) the Prior Plan’s Available Reserve plus any Returning Shares will become available for issuance pursuant to Awards granted under this Plan as described in Section 2(a) below; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.    Shares Subject to the Plan.
(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed (A) 8,100,000 ~~6,850,000~~ shares, which number is the sum of (i) 2,140,009 shares originally approved, plus (ii) 2,000,0000 ~~new~~ shares approved subsequently plus (iii) 1,250,000 new shares, plus (iv) the Prior Plan’s Available Reserve; plus (B) the number of Returning Shares, if any, as such shares become available from time to time.
(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 18,000,000 shares.
(c)    Share Reserve Operation.
(i)    Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)    Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); or (3) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award other than an Option or a Stock Appreciation Right.

Appendix A
(iii)    Actions that Constitute Issuance of Common Stock and Reduce the Share Reserve. The following actions result in an issuance of shares under the Plan and accordingly reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; and (2) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right.
(iv)    Reversion of Previously Issued Shares of Common Stock to Share Reserve. Any shares previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares will be added back to the Share Reserve and again become available for issuance under the Plan.
3.    Eligibility and Limitations.
(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)    Specific Award Limitations.
(i)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)    Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
4.    Options and Stock Appreciation Rights.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

Appendix A
(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)    by cash or check, bank draft or money order payable to the Company;
(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

Appendix A
(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s

Appendix A
then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.    Awards Other Than Options and Stock Appreciation Rights.
(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)    Form of Award.
(1)    RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)    RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)    Consideration.
(1)    RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)    RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

Appendix A
(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement.
(vi)    Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.    Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(a); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

Appendix A
(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)    Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
(e)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(f)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.    Administration.
(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

Appendix A
(i)    To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)    To submit any amendment to the Plan for stockholder approval.
(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is

Appendix A
authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
(f)    Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.
(g)    Dividends and Dividend Equivalents. Notwithstanding any other provision in this Plan, (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.
8.    Tax Withholding
(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

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(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.    Miscellaneous.
(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

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(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the Company’s clawback policy adopted in February 2021, with any other clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law, and with any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.
(m)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A.
(n)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from

Appendix A
Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.    Covenants of the Company.
(a)    Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.    Additional Rules for Awards Subject to Section 409A.
(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then

Appendix A
such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

Appendix A
(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.    Severability.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.    Termination of the Plan.
The Board may suspend or terminate the Plan at any time.
No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.

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No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.    Definitions.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)    “Applicable Law” means shall mean any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).
(f)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)    “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any of its employees or directors; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company, the Company’s employment policies or of any statutory or other duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

Appendix A
(j)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(k)     “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)    “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(m)    “Common Stock” means the common stock of the Company.
(n)    “Company” means MacroGenics, Inc., a Delaware corporation.
(o)    “Compensation Committee” means the Compensation Committee of the Board.

Appendix A
(p)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(q)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(r)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(s)    “Director” means a member of the Board.
(t)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v)    “Effective Date” means the date on which the Plan was approved by the Company’s stockholders.
(w)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(x)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.

Appendix A
(y)    “Entity” means a corporation, partnership, limited liability company or other entity.
(z)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(aa)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(dd)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(gg)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item

Appendix A
404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(hh)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.
(ii)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(jj)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(kk)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(ll)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(mm)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(nn)    “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(oo)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(pp)    “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(qq)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(rr)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ss)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(tt)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

Appendix A
(uu)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(vv)     “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(ww)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(xx)    “Plan” means this MacroGenics, Inc. 2023 Equity Incentive Plan, as amended from time to time.
(yy)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(zz)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(aaa)    “Prior Plan’s Available Reserve” means the number of shares available for the grant of new awards under the Prior Plan as of the Effective Date.

Appendix A
(bbb)    “Prior Plan” means the MacroGenics, Inc. 2013 Equity Incentive Plan, as it has been amended (or amended and restated) from time to time as applicable.
(ccc)    “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ddd)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff)    “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(ggg)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(hhh)    “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(iii)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(jjj)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(kkk)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(lll)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(mmm)    “Securities Act” means the Securities Act of 1933, as amended.
(nnn)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ooo)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ppp)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(qqq)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or

Appendix A
other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(rrr)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(sss)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(ttt)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(uuu)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

MacroGenics

P.O. BOX 8016, CARY, NC 27512-9903

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints William Heiden, James Karrels and Jeffrey Peters (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of MacroGenics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

MacroGenics, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect four Class III directors listed in the proxy materials to hold office until the 2028 Annual Meeting of Stockholders or until their successors are elected and qualified, or until their earlier death, resignation or removal:				
		FOR	WITHHOLD		
	1.01 Karen Ferrante, M.D.	☐	☐		FOR
	1.02 William Heiden	☐	☐		FOR
	1.03 Edward Hurwitz	☐	☐		FOR
	1.04 Meenu Chhabra Karson	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst &Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.	☐	☐	☐	FOR
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy materials.	☐	☐	☐	FOR
4.	To approve the amendment to the MacroGenics, Inc. 2023 Equity Incentive Plan, as disclosed in the proxy materials.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/MGNX

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ______ Date ______ Signature (if held jointly) ______ Date ______